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                               JOHN HANCOCK FUNDS
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                  INSTITUTIONAL
                                  SERIES TRUST


                            DIVIDEND PERFORMERS FUND
                            ACTIVE BOND FUND
                            GLOBAL BOND FUND
                            MULTI-SECTOR GROWTH FUND
                            FUNDAMENTAL VALUE FUND
                            INTERNATIONAL EQUITY FUND

                               SEMI-ANNUAL REPORT

                                 August 31, 1995

                                TABLE OF CONTENTS

                 JOHN HANCOCK FUNDS - Institutional Series Trust

                                                                             Page
1) Chairman's Message......................................................    3

2) Portfolio Manager's Commentary

     John Hancock Dividend Performers Fund ................................    4

     John Hancock Active Bond Fund ........................................    6

     John Hancock Global Bond Fund.........................................    8

     John Hancock Multi-Sector Growth Fund.................................   10

     John Hancock Fundamental Value Fund...................................   12

     John Hancock International Equity Fund................................   14

3) Financial Statements....................................................   16

4) Notes To Financial Statements...........................................   41

                                    TRUSTEES
                             Edward J. Boudreau, Jr.
                               Thomas W.L. Cameron
                                James F. Carlin*
                                Charles F. Fretz*
                             Harold R. Hiser, Jr. *
                               Charles L. Ladner*
                              Patricia P. McCarter*
                              Steven R. Pruchansky*
                               Richard S. Scipione
                         Lt. Gen. Norman H. Smith, USMC*
                                 John P. Toolan*
                          * Members of Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.,
                      Chairman and Chief Executive Officer
                              Robert G. Freedman,
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon,
                                   President
                                James B. Little,
                Senior Vice President and Chief Financial Officer
                                Thomas H. Drohan,
                       Senior Vice President and Secretary
                             Frederick L. Cavanaugh
                              Senior Vice President
                      (Active Bond Fund, Global Bond Fund,
                            Multi-Sector Growth Fund,
                           International Equity Fund)
                                 Vice President
                           (Dividend Performers Fund)
                                Lawrence J. Daly
                              Senior Vice President
                               (Global Bond Fund)
                               Michael P. DiCarlo
                              Senior Vice President
                              Anthony A. Goodchild
                              Senior Vice President
                               (Global Bond Fund)
                                   James K. Ho
                              Senior Vice President
                               John F. Snyder III
                              Senior Vice President
                           (Dividend Performers Fund)
                              James J. Stokowski,
                          Vice President and Treasurer
                                Susan S. Newton,
                                Vice President,
                   Assistant Secretary and Compliance Officer
                                David S. Beckwith
                                 Vice President
                          (Multi-Sector Growth Fund and
                           International Equity Fund)
                                 Barry H. Evans
                                 Vice President
                          (Dividend Performers Fund and
                                Active Bond Fund)
                                 John A. Morin,
                                 Vice President

                                   CUSTODIANS
                                Global Bond Fund
                            International Equity Fund
                       State Street Bank and Trust Company
                               225 Franklin Street
                                Boston, MA 02110
                             Dividend Perfomers Fund
                                Active Bond Fund
                            Multi-Sector Growth Fund
                             Fundamental Value Fund
                         Investors Bank & Trust Company
                                 89 South Street
                                Boston, MA 02111

                                 TRANSFER AGENT
                   John Hancock Investor Services Corporation
                                  P.O. Box 9277
                              Boston, MA 02205-9277

                               INVESTMENT ADVISER
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                             SUB-INVESTMENT ADVISER
                            Dividend Performers Fund
                     Sovereign Asset Management Corporation
                              1235 Westlakes Drive
                                Berwyn, PA 19312
                             Fundamental Value Fund
                           NM Capital Management, Inc.
                        6501 Americas Parkway, Suite 950
                           Albuquerque, NM 87110-5372
                            International Equity Fund
                    John Hancock Advisers International Ltd.
                                 34 Dover Street
                             London, England W1X 3RA

                              PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                                  LEGAL COUNSEL
                                  Hale and Dorr
                                 60 State Street
                                Boston, MA 02109

                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to first paragraph.

Educating shareholders has always been one of the most important responsibilities of a mutual fund company. But that challenge has taken on new significance in the past several years. Looking at the most recent statistics, you can see why. According to the Investment Company Institute, the mutual fund industry now manages more than $2.3 trillion for investors. More than half of that money has come into mutual funds in just the last four years. Today, there are more than 95 million mutual fund shareholder accounts. That's up from 12 million in 1980. This explosive growth, coupled with the growing complexity of the financial landscape, has made all of us in the mutual fund industry work harder to inform our shareholders.

    At John Hancock Funds, we strive to educate you about all aspects of your fund: the performance, the strategies and the holdings. We want you to fully understand what you own. We want you to have realistic expectations of the potential rewards as well as the potential risks of your investment. These shareholder reports -- which we send you twice a year -- are the best way to give you the most in-depth and up-to-date information.

    In the message that follows, the portfolio manager gives a candid commentary on the market environment; the factors that affected performance; the Fund's current investment strategies; and the outlook for the months ahead.

    The ensuing financial statements provide a comprehensive look at the Fund's statistics and holdings.

    We hope you find these shareholder reports a useful tool in evaluating your investments. Of course, if you have any questions or need more information, feel free to call one of our customer service representatives on our toll-free line at 1-800-755-4371, from 8:30 a.m. to 8:00 p.m. Eastern time, Monday through Friday.

Sincerely,

/s/ EDWARD J. BOUDREAU, JR.
---------------------------

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

             BY JOHN F. SNYDER III FOR THE PORTFOLIO MANAGEMENT TEAM

                                  JOHN HANCOCK
                            DIVIDEND PERFORMERS FUND

                     FUND IS LAUNCHED AMID NEAR-IDEAL MARKET
                         CONDITIONS FOR STOCKS AND BONDS



    John Hancock Dividend Performers Fund was launched on March 30, 1995 amid near-ideal market conditions for the stock market -- declining interest rates, slow growth and strong corporate earnings. As inflation fears subsided, the bond market also rallied strongly through June, then settled back down as interest rates steadied. Between March 30 and August 31, 1995, the Fund's total return was 5.63% at net asset value. We have provided this performance information in compliance with Securities and Exchange Commission regulations. The result isn't particularly meaningful, however, because it is based on such a short time early in the life of the Fund. Performance information is historical and assumes reinvestment of all distributions. The Fund's investment return and share value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

[A 2 1/2" x 3 3/4" photo of the Dividend Performers management team, bottom right. Caption reads: "The Dividend Performers management team (l-r): Jere Estes, John Snyder, Tom Weary, Jim Moorhead"]

    The Fund aims for long-term price gains and current income at a prudent level of risk. We seek to accomplish this by investing in a diverse portfolio of premier companies, those that consistently outperform their competitors in all economic climates and consistently increase their dividends. In fact, we only invest in companies that have increased their dividends for at least the last 10 years. These "dividend performers" are companies that share most, if not all of the following characteristics: consistently rising earnings, high return on equity, strong balance sheets, proven products, global distribution

                                   [CAPTION]
"...WE ONLY INVEST IN COMPANIES THAT HAVE INCREASED THEIR DIVIDENDS FOR AT LEAST THE LAST 10 YEARS."

   JOHN HANCOCK FUNDS - Institutional Series Trust -- Dividend Performers Fund


[Chart with heading the "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) General Electric 4.1%; 2) Johnson & Johnson 3.5%; 3) Pepsico 3.4%; 4) Procter & Gamble 3.2%; and 5) Abbott Laboratories 3.1%. A footnote below reads: "As a percentage of net assets on August 31, 1995."]

networks, strong management and consistently strong cash flow.

    Because of our insistence on rising dividends, we chose not to jump into the fray with technology stocks, which have been the stock market's main catalyst this year. Instead we focused on consumer non-durable stocks -- a sector which includes food, pharmaceutical and beverage companies. As fear of health-care reform disappeared, for example, Johnson & Johnson's stock went up. Procter & Gamble benefited from a variety of factors, including the elimination of products with low returns and the introduction of important new ones. Our largest investment -- General Electric -- also delivered results.

    We're finding companies with predictable, superior earnings growth -- 12% or better -- in a variety of industries. But they have one or more of three themes in common. First, a large part of their revenues comes from outside the United States. An example is The Interpublic Group, one of the world's largest advertising agencies. Second, they are companies -- like Alco Standard, the largest distributor and servicer of copiers in the U.S. -- that dominate their industry. Third, many of our companies have large cash flows (that is, earnings after capital expenditures). DuPont is a good example with cash flow building up to $3 billion a year. Like other companies with extra cash, DuPont recently bought back some of its shares, pushing up its stock price.

    We're hard pressed to say where the stock market will go from here. But long term, we're optimistic. While a lot of companies are buying back shares, there aren't many initial public offerings (IPOs) in the market right now. But demand is strong as the baby boomers age and save more. What's more, interest from foreign investors will probably pick up with a strengthening dollar. At their current levels, stock prices seem reasonable. So, as long as inflation remains under control and interest rates stay stable, we think the stock market is still the place to be. But with uncertainty about the economy, investors have to be more selective. We believe companies with predictable earnings growth will become more attractive, which can only benefit John Hancock Dividend Performers Fund.

                                   [CAPTION]
                "...THE STOCK MARKET IS STILL THE PLACE TO BE."

                BY JAMES K. HO FOR THE PORTFOLIO MANAGEMENT TEAM

                                  JOHN HANCOCK
                                ACTIVE BOND FUND

                    BOND MARKET RECOVERS AS GROWTH SLOWS AND
                           INFLATIONARY FEARS SUBSIDE




John Hancock Active Bond Fund began operating on March 30, 1995 and was still in the process of building positions when the Fund's period ended on August 31, 1995. During the period, the Fund's total return was 3.03% at net asset value. We have provided this performance information in compliance with Securities and Exchange Commission regulations. The result isn't particularly meaningful, however, because it is based on such a short time early in the life of the Fund. Performance information is historical and assumes reinvestment of all distributions. The Fund's investment return and share value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

    The Fund has begun implementing a strategy that will guide us in the months and years to come. In the paragraphs that follow, we'll briefly discuss that strategy and discuss some of the challenges that lie ahead.

[A 2 1/2" x 2 1/4" photo of James K. Ho, bottom center. Caption reads: "James K. Ho."]

    The Fund aims for a high level of current income consistent with prudent investment risk. On August 31, 1995, the Fund's assets were divided roughly 60-40 between corporate and government bonds. As the Fund grows, however, it's likely the emphasis will shift more heavily towards corporate bonds. While our focus is on investment-grade bonds, we have the freedom to invest up to 20% of the Fund's assets in high-yield bonds, which are bonds that have received credit ratings below Baa by Moody's or BBB by Standard & Poor's. High-yield bonds offer a higher rate of return to compensate for added credit risk. We expect they'll play an

                                   [CAPTION]
        "...WE'VE BEEN DE-EMPHASIZING SO-CALLED CYCLICAL INDUSTRIES..."

       JOHN HANCOCK FUNDS - Institutional Series Trust -- Active Bond Fund


[Pie chart with the heading: "Portfolio Diversification" at top of left hand column. The chart is divided into six sections. Going from top left to right:
U.S. Treasury and U.S. Gvt Agencies 42%; Foreign Banks 7%; Transportation 7%; Utilities 23%; Other 12%; Cash 9%. Footnote below reads: "As a percentage of net assets on August 31, 1995.

important, though subordinate, role in the Fund's investment strategy. At the end of the period, they totaled 16% of the Fund's assets.

    One way the Fund seeks to maximize value for shareholders is by rotating among sectors. Accordingly, as the growth rate in the economy has slowed during 1995, we've been de-emphasizing so-called cyclical industries such as steel and paper in favor of more stable industries such as communications and utilities. Significant investments at the end of the period included media giant Time Warner, which recently announced plans to merge with Turner Broadcasting System, and Long Island Lighting Company, a well-managed utility. We've also extended the Fund's duration. Duration measures how much a Fund's share price will vary with changes in interest rates. When rates are falling and bond prices are rising, it pays to be more aggressive and have a longer duration.

    As we look ahead, we're aware that lower interest rates have made houses, cars and other big-ticket items that much more affordable in recent months. Also, surging domestic markets have left a significant portion of the population feeling wealthier and in a position to spend. That's why we see the potential for a return to somewhat faster growth later this year or early in 1996. If so, then we'll take a more conservative stance on the bond market.

                                   [CAPTION]
"...WE SEE THE POTENTIAL FOR A RETURN TO SOMEWHAT FASTER GROWTH LATER THIS YEAR..."

                  BY LAWRENCE J. DALY AND ANTHONY A. GOODCHILD
                        FOR THE PORTFOLIO MANAGEMENT TEAM

                                  JOHN HANCOCK
                                GLOBAL BOND FUND

                     SLOWER GROWTH, BENIGN INFLATION OUTLOOK
                       BOOST BOND PRICES AROUND THE WORLD



John Hancock Global Bond Fund began operating on April 19, 1995 and was still in the process of building positions in world markets when the Fund's period ended on August 31, 1995. Between April 19 and August 31, 1995, the Fund's total return was 0.71%. We have provided this performance information in compliance with Securities and Exchange Commission regulations. The result isn't particularly meaningful, however, for such a short time early in the Fund's life.For instance, the Fund held its assets in domestic money market instruments for a portion of the reporting period until it was able to purchase appropriately diverse holdings among a variety of countries. Performance information is historical and assumes reinvestment of all distributions. The Fund's investment return and share value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. In the paragraphs that follow, we'll briefly discuss the Fund's strategy, its investment process and recent developments in world markets.

[A 2 1/2" x 2 1/2" photo of Lawrence J. Daly and Anthony A. Goodchild, bottom center. Caption reads: "Lawrence J. Daly and Anthony A. Goodchild."]

    The Fund aims for a competitive total return, seeking both current income and price gains from a diverse portfolio of foreign and domestic government bonds. As the pace of privatization and global development accelerates, the demand for capital grows. The Fund seeks to capitalize on that demand by gaining exposure to foreign currencies and foreign business cycles. Long term, the hope is that such a strategy will produce returns that exceed those available from investing only in domestic bonds.

    At the core of our investment process is the belief that bond and currency decisions are separate, but related. Both must be actively managed within a disciplined process. We start by identifying economic and political trends that could impact the global fixed-income markets.


                                   [CAPTION]
"AS ... PRIVATIZATION AND GLOBAL DEVELOPMENT ACCELERATES, THE DEMAND FOR CAPITAL
 GROWS."

       JOHN HANCOCK FUNDS - Institutional Series Trust -- Global Bond Fund

[Chart with the heading "Top Five Countries" at top of left hand column. The chart lists five countries: 1) United States 35%; 2) United Kingdom 8%; 3) Germany 8%; 4) France 8%; and 5) Australia 4%. A footnote below reads: "As a percentage of net assets on August 31, 1995."]

Next, we establish global bond and currency scenarios within a three-to six-month horizon and estimate how much volatility to expect. The third step is a relative value analysis, that is, comparing various bonds and currencies and their expected returns. Finally, we establish a core portfolio, determining the best risk and return relationships among various investments. On an ongoing basis, we evaluate the changing environment and the performance of our holdings and make strategic adjustments accordingly.

    The key to successful investing is having a long-term focus and staying well-diversified. Global bond markets don't normally move in lockstep with each other; some will perform better than others at any given time. Spreading our investments across a broad range of bonds helps ensure that the Fund's performance isn't overly dependent on, or susceptible to, the performance of one market.

    Under normal conditions, we expect to invest about half of the Fund's assets in the United States and half in other countries. The Fund has the freedom to invest up to 25% of its assets in so-called emerging markets in Asia, Latin America and Eastern Europe. Emerging markets, with their weaker currencies and less stable economies, are more volatile than the world's established markets but carry the potential for higher returns. At the end of August, the Fund's net assets were divided among the following countries and regions of the world: 35% United States; 4% Canada, 35% Europe and the United Kingdom; and 4% Australia. After the United States, those countries with the largest concentration of the Fund's assets were France, Germany and the United Kingdom, each with about 8%. The Fund had yet to invest in Japan or any emerging markets.

    Since the Fund began operating, the global climate for fixed-income investing has been favorable. Slow, steady growth and a benign inflationary outlook have driven interest rates down from their inflated levels in 1994, especially in the United States, causing bond prices to rise. The feeling as we head toward 1996 is that global fixed-income markets may have stabilized for the time being, with interest rates and bond prices varying within a narrow trading range. Long-term trends appear positive. As world markets become more intertwined and inflationary fears gradually dissipate, we could see a bias developing toward still lower yields and higher bond prices.


--------------------------------------------------------------------------------
International investing involves special risks, such as currency and political risks and differences in accounting standards and financial reporting.


                                   [CAPTION]
     "...THE GLOBAL CLIMATE FOR FIXED-INCOME INVESTING HAS BEEN FAVORABLE."

                 BY MICHAEL P. DICARLO, CHIEF EQUITY OFFICER AND
                                PORTFOLIO MANAGER

                                  JOHN HANCOCK
                            MULTI-SECTOR GROWTH FUND

                 FAVORABLE CLIMATE FOR AGGRESSIVE GROWTH STOCKS
                         PREVAILS IN FUND'S FIRST MONTHS



John Hancock Multi-Sector Growth Fund was launched on April 11, 1995 just as the stock market began to take off. The stock market hasn't looked back, fueled by lower interest rates and slower growth -- the ideal conditions for aggressive growth stocks that are the focus of this Fund. For the period from April 11, 1995 to August 31, 1995, the Fund produced a total return of 10.94% at net asset value. We have provided this performance information in compliance with Securities and Exchange Commission regulations. The result isn't particularly meaningful, however, because it is based on such a short time early in the life of the Fund. Performance information is historical and assumes reinvestment of all distributions. The Fund's investment return and share value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

[A 2 " x 2 1/2" photo of Michael P. DiCarlo, bottom center. Caption reads:
"Michael P. DiCarlo, Portfolio Manager."]

    The Fund aims for long-term capital growth by targeting what we think are the five sectors of the economy with the best growth potential. We then select the most attractive stocks within those sectors. Our investment criteria include strong management, a superior competitive industry position, the ability to self-finance expansion and solid prospects for earnings growth. Since inception, the Fund has chosen to invest in technology, media and information distribution companies, health care, energy and precious metals. What follows are brief discussions of each category and our outlook.

    The case for technology rests with our belief that companies worldwide are in the midst of another industrial revolution spearheaded by computers and other high-tech means to increase productivity and reduce costs. This phenomenon is not about to end soon. Technology was our largest sector, at about 30% of the Funds assets, and one of the most successful. Microsoft gained in anticipation of the


                                   [CAPTION]
             "...IDEAL CONDITIONS FOR AGGRESSIVE GROWTH STOCKS..."

   JOHN HANCOCK FUNDS - Institutional Series Trust -- Multi-Sector Growth Fund


[Chart with the heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Seagate Technology 4.5%; 2) Boston Scientific 4.5%; 3) America Online 4.5%; 4) 3Com Corp. 4.4%; and 5) CUC International 4.3%. A footnote below reads: "As a percentage of net assets on August 31, 1995."]

release of Windows 95, its new operating system. The ripple effects of this product also hold promise for many other high-tech stocks. The proliferation of semiconductors is reaping benefits for such companies as Helix Technology, which makes equipment used to manufacture semiconductors.

    The Fund's second largest category, holding about 22% of the Fund's assets, is media and information distribution, which focuses on companies profiting from the new ways knowledge and information are conveyed. The exploding popularity of the Internet has been a boon to on-line computer service companies like America Online, now the largest provider. The Internet has also provided media companies with a huge new distribution channel. We'll no doubt see more media consolidations, like the recent announcement of Disney and ABC/Cap Cities, as these entertainment giants try to gain control over both programming and distribution channels.

    We look for health-care companies that have the best chance of prospering as the health-care industry continues to focus on containing costs. With reform appearing to evolve in the private sector, rather than through government mandates, medical device makers like Boston Scientific should prosper. Firms that help doctors and hospitals manage costs, like HealthCare Compare will also do well.

    Energy and precious metals are attractive sectors because the supply demand characteristics are compelling, leading us to expect higher prices during the next 12 to 18 months. Demand for oil and gas is rising, especially in developing countries, while gasoline stockpiles in the U.S. are as low as they've been since 1971. We've bought stock in energy service companies that will prosper if producers continue to increase their new drilling. Gold and silver have been in a supply/demand deficit for the past six years. Stockpiles have diminished, yet holders of unstable currencies overseas are clamoring for gold to protect and build their wealth and jewelry demand is on the rise. We're targeting U.S. mining companies with operating mines and existing reserves to meet the demand.

    Looking ahead, we anticipate a slow growth economy that could favor aggressive growth stocks more than the broader market in the months ahead. In that environment, we will continue to build the Fund's positions within the sectors outlined above, making modest adjustments to the holdings as we proceed.


                                   [CAPTION]
                     "TECHNOLOGY WAS OUR LARGEST SECTOR..."

                             BY ANGELA BRISTOW, CFA
                        FOR THE PORTFOLIO MANAGEMENT TEAM

                                  JOHN HANCOCK
                             FUNDAMENTAL VALUE FUND

                   FUND FAVORS LONG-TERM PERSPECTIVE; PATIENCE



John Hancock Fundamental Value Fund began operating on April 19, 1995 and was still in the process of building positions when the Fund's period ended on August 31, 1995. The Fund aims for capital appreciation with income as a secondary consideration. We seek to achieve these goals by buying stocks we believe to be selling at low prices compared to their true value. A long-term perspective and patience are keys to our strategy. We ignore the day-to-day, even year-to-year fluctuations of the market and, to the best of our ability, we shut out the noise of Wall Street. Instead, we spend our time looking for significantly undervalued companies, those that are shunned or currently out of favor with the investment community, but that are fundamentally sound and have the potential to provide above-average returns at below-average risk levels over the long haul.

    [A 2 1/2" x 3 1/2" photo of The Fundamental Value portfolio management team, bottom right. Caption reads: "The Fundamental Value Portfolio Management Team:
Charles Womack (left), Thomas Christopher (middle), Angela Bristow (right)."]

    A key factor that drives our investment decisions is the "margin of safety" concept coined by the legendary value investor Benjamin Graham. No single formula can be used to calculate margin of safety. Only diligent, comprehensive analysis of a company's unique circumstance can yield insight into the elements that underwrite its highly specific margin of safety. This does not mean that bad news -- like earnings disappointments, dividend cuts, or reduced expectations for business prospects -- will never negatively impact a stock. But such declines can be weathered with impunity by



                                   [CAPTION]
   "...WE SPEND OUR TIME LOOKING FOR SIGNIFICANTLY UNDERVALUED COMPANIES..."

     JOHN HANCOCK FUNDS - Institutional Series Trust -- Fundamental Value Fund


[Chart with the heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Destec Energy 5.1%; 2) Outboard Marine 4.8%; 3) Parker Drilling 4.8%; 4) Russ Berrie 4.7%; and 5) Dole Food 4.7%. A footnote below reads: "As a percentage of net assets on August 31, 1995."]

investors who understand that the more enduring economic realities indicated by margin of safety will, under normal circumstances, inevitably prevail. And we're willing to wait a long time, at least four or five years in many cases, to see the result.

    One stock that we have included in the Fund is Garan, a perfect example of our approach to investing. The shares are not only selling at a low of 93% of book value but are also selling at around 1.1 times net current asset value. This is a classic Ben Graham stock. At roughly $17 a share today, the stock sold as high as $36 a share in 1993 when investors were excited by Garan's success in the sports licensing apparel business. Now, as that fad has faded, investors have thrown out the stock. What they're really throwing out is one of the better managed firms in the apparel industry with a long history of successfully reinventing itself. Management is also extremely shareholder-oriented. The stock has an attractive yield, which management supplements with special payouts when excess cash is available. With no debt and a strong core business in children's clothing, Garan has both the means and determination to survive and prosper when the next mass merchandising opportunity comes along. We have no idea when that will happen, and we don't need to know. It's always the bus you don't see coming that hits you. Similarly, it's the unexpected positive change that provides the largest gains in a stock.

    During the period from April 19, 1995 to August 31, 1995, the Fund's total return was 7.42% at net asset value. We have provided this performance information in compliance with Securities and Exchange Commission regulations. The result isn't particularly meaningful, however, because it is based on such a short time early in the life of the Fund. Performance information is historical and assumes reinvestment of all distributions. The Fund's investment return and share value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Because of our long-term approach, we don't believe that six-month or even one-year returns are a good barometer of performance. Virtually anything can happen in a six-month period; it's simply not enough time to arrive at a meaningful conclusion.

    While it's certainly important to be disciplined in buying stocks, it's just as important to be disciplined in selling them. Once a stock reaches our target price, we sell it. We don't get caught up in the euphoria of a rising stock. In most cases, we sell a stock when the Wall Street crowd is just starting to buy it.

    Looking forward, you probably won't ever hear us predict what's going to happen to the stock market, as all the crystal balls we have peered into have proven notoriously unreliable. We will, however, patiently continue to invest in out-of-favor, undervalued stocks with a strong margin of safety. Good things come to those who know how to gather under-valued assets and patiently wait.


                                   [CAPTION]
         "...WE'RE WILLING TO WAIT A LONG TIME ... TO SEE THE RESULT."

                              BY DAVID S. BECKWITH
                        FOR THE PORTFOLIO MANAGEMENT TEAM

                                  JOHN HANCOCK
                            INTERNATIONAL EQUITY FUND

            FOREIGN MARKETS, ESPECIALLY JAPAN, BENEFIT FROM STRONGER
                       U.S. DOLLAR IN FUND'S EARLY MONTHS




John Hancock International Equity Fund began operating on March 30, 1995, and was still in the process of building positions when the Fund's period ended on August 31, 1995. During the period, the Fund's total return was 3.29% at net asset value. We have provided this performance information in compliance with Securities and Exchange Commission regulations. The result isn't particularly meaningful, however, because it is based on such a short time early in the life of the Fund. Performance information is historical and assumes reinvestment of all distributions. The Fund's investment return and share value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

[A 2 1/2" x 2 1/2" photo of David S. Beckwith, bottom center. Caption reads:
"David S. Beckwith."]

    The Fund aims for long-term capital growth by investing in foreign stocks. As of August 31, 1995, the regional breakdown was roughly as follows: 45% in Asia and the Pacific (with 16% in Japan); 36% in Europe; 5% in Latin America; and the balance in short-term cash equivalents awaiting investment. About 25% of the Fund's total assets were in emerging markets, including Hong Kong, Singapore, Malaysia, Mexico, the Philippines and Chile. Those regional allocations are by no means fixed; they'll vary depending on where we find the most attractive companies. As bottom-up investors, we'll devote our time and energy to finding well-run companies with strong potential for high earnings growth, rather than developing country-allocation models or trying to time markets. Once we find stocks we like, we'll tend to hold them for a long time. It's an approach that demands patience and a long-term vision, but one that carries the potential for significant rewards.


                                   [CAPTION]
        "...AN APPROACH THAT DEMANDS PATIENCE AND A LONG-TERM VISION..."

  JOHN HANCOCK FUNDS - Institutional Series Trust -- International Equity Fund


[Chart with the heading "Top Five Countries" at top of left hand column. The chart lists five countries: 1) Japan 16%; 2) Australia 9%; 3) Hong Kong 8%; 4) United Kingdom 8%; 5) Singapore 7%. A footnote below reads: "As a percentage of net assets on August 31, 1995."]

    In the few months since the Fund began operating, most foreign markets have lagged the booming U.S. stock market. One recent exception has been Japan, which soared as the dollar gained strength versus the yen; Japan's Nikkei Index is up nearly 20% in the final two months of the period. Our largest Japanese investment is Jusco, a retailer well-positioned to benefit from the early stages of economic recovery in Japan. In Australia, media giant News Corp. has had a good run in recent months, helped by the wave of high-profile media-company mergers in the United States. In Hong Kong, the Fund has large stakes in three conglomerates with exposure to China: CITIC Pacific, Hutchison Whampoa and Swire Pacific. In Europe, where stocks right now tend to be cheaper than comparable offerings in the United States, our favorites include Britain's Thorn EMI, a media and entertainment company which owns record retailer HMV; and BMW, the German automaker.

    As U.S. stock prices have surged, it has gotten that much harder to find bargains on Wall Street. Meanwhile, overseas, for company after company, stock prices have failed to keep pace with earnings. That bodes well for foreign stocks as we head towards 1996.


--------------------------------------------------------------------------------
International investing involves special risks, such as currency and political risks and differences in accounting standards and financial reporting.


                                   [CAPTION]
     "...OVERSEAS ...STOCK PRICES HAVE FAILED TO KEEP PACE WITH EARNINGS."

                              FINANCIAL STATEMENTS

                 JOHN HANCOCK FUNDS - Institutional Series Trust

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995 (Unaudited)
--------------------------------------------------------------------------------------------------------------------------
                                                                                         DIVIDEND      ACTIVE      GLOBAL
                                                                                        PERFORMERS      BOND        BOND
                                                                                           FUND         FUND        FUND
                                                                                         ---------    --------    --------
ASSETS:
  Investments at value - Note C:
   Common and preferred stocks (cost - $1,987,722, none and none, respectively).....    $2,084,675    $     --    $     --
   Bonds (cost - none, $755,860 and $136,063, respectively).........................            --     761,404     134,700
   Joint repurchase agreement (cost - none, $75,000 and $32,000, respectively)......            --      75,000      32,000
   Corporate savings account........................................................            --         739          --
                                                                                        ----------    --------    --------
                                                                                         2,084,675     837,143     166,700

  Cash..............................................................................        77,162          --         687
  Receivable for shares sold........................................................            177          --          --
  Interest receivable...............................................................             --      15,943       3,603
  Dividends receivable..............................................................         5,835          --          --
  Deferred organization expenses - Note A...........................................        38,322      38,239      38,425
  Receivable from John Hancock Advisers, Inc. - Note B..............................        27,534      24,555      22,630
                                                                                        ----------    --------    --------
                    Total Assets....................................................     2,233,705     915,880     232,045
                    ------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for forward foreign currency exchange contracts sold - Note A.............            --          --         113
  Dividend payable..................................................................             --         179          21
  Payable to John Hancock Advisers, Inc. and affiliates - Note B....................        49,227      43,994      41,649
  Accounts payable and accrued expenses.............................................        25,706      21,618      19,655
                                                                                        ----------    --------    --------
                    Total Liabilities...............................................        74,933      65,791      61,438
                    ------------------------------------------------------------------------------------------------------
NET ASSETS:
  Capital paid-in...................................................................     2,022,358     844,983     172,172
  Accumulated net realized gain (loss) on investments...............................        32,192        (438)         --
  Net unrealized appreciation (depreciation) of investments and foreign currency
   transactions.....................................................................        96,953       5,544      (1,565)
  Undistributed net investment income...............................................          7,269          --          --
                                                                                        ----------    --------    --------
                    Net Assets......................................................    $2,158,772    $850,089    $170,607
                    ======================================================================================================
NET ASSET VALUE PER SHARE ($NAV)
  (based on 242,549, 99,404 and 20,293 shares, respectively, of beneficial
  interest outstanding - unlimited number of shares authorized with no par value)...    $     8.90    $   8.55    $   8.41
==========================================================================================================================

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES AS OF AUGUST 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE PER SHARE AS OF THAT DATE.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                 JOHN HANCOCK FUNDS - Institutional Series Trust

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           MULTI-SECTOR   FUNDAMENTAL  INTERNATIONAL
                                                                                              GROWTH         VALUE        EQUITY
                                                                                               FUND          FUND          FUND
                                                                                           ------------   -----------  -------------
ASSETS:
  Investments at value - Note C:
   Common stocks (cost - $3,788,635, $1,350,797 and $712,357,respectively)...............   $4,067,044    $1,414,689     $734,513
   Joint repurchase agreement (cost - $278,000, $197,000 and $94,000, respectively)......      278,000       197,000       94,000
   Corporate savings account.............................................................          451           410           --
                                                                                            ----------    ----------     --------
                                                                                             4,345,495     1,612,099      828,513
  Cash...................................................................................           --            --          805
  Foreign currency, at value (cost - none, none and $32,446).............................           --            --       31,922
  Receivable for shares sold.............................................................        1,441            --          117
  Receivable for investments sold........................................................      179,022         1,054           --
  Interest receivable....................................................................           60            --          417
  Dividends receivable...................................................................          625         2,346          937
  Deferred organization expenses - Note A................................................       40,551        38,696       38,239
  Receivable from John Hancock Advisers, Inc. - Note B...................................       28,098        23,632       24,395
                                                                                            ----------    ----------     --------
                    Total Assets.........................................................    4,595,292     1,677,827      925,345
                    -------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for investments purchased......................................................      134,688        18,003         --
  Payable to John Hancock Advisers, Inc. and affiliates - Note B.........................       50,123        44,121       45,391
  Accounts payable and accrued expenses..................................................       25,764        20,060       21,418
                                                                                            ----------    ----------     --------
                    Total Liabilities....................................................      210,575        82,184       66,809
                    -------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Capital paid-in........................................................................    4,129,162     1,527,000      825,701
  Accumulated net realized gain (loss) on investments and foreign currency transactions..      (29,719)           92        2,376
  Net unrealized appreciation of investments and foreign currency transactions...........      278,410        63,892       21,599
  Undistributed net investment income....................................................        6,864         4,659        8,860
                                                                                            ----------    ----------     --------
                    Net Assets...........................................................   $4,384,717    $1,595,643     $858,536
                    =============================================================================================================
NET ASSET VALUE PER SHARE ($NAV)
  (based on 465,020, 175,820 and 97,745 shares, respectively, of beneficial interest
  outstanding - unlimited number of shares authorized with no par value).................   $     9.43    $     9.08     $   8.78
  ===============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                 JOHN HANCOCK FUNDS - Institutional Series Trust

STATEMENT OF OPERATIONS
Period ended August 31, 1995* (Unaudited)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                               DIVIDEND      ACTIVE       GLOBAL
                                                                                              PERFORMERS      BOND         BOND
                                                                                                 FUND         FUND         FUND
                                                                                              ----------    --------     --------
INVESTMENT INCOME:
  Interest................................................................................    $  25,881     $ 26,253     $  1,506
  Dividends...............................................................................       18,265           --           --
                                                                                              ---------     --------     --------
                                                                                                 44,146       26,253        1,506
  Expenses:
   Custodian fee..........................................................................       10,542        6,531        8,269
   Registration and filing fees...........................................................        6,875        6,875        5,089
   Investment management fee - Note B.....................................................        6,808        2,031          169
   Printing...............................................................................        4,677        4,677        3,055
   Organization expense - Note A..........................................................        3,530        3,521        3,043
   Auditing fee...........................................................................        3,437        3,438        3,181
   Transfer agent fee - Note B............................................................          567          203           11
   Legal fees.............................................................................           92           44           23
   Miscellaneous..........................................................................           46           23           21
   Trustees' fees.........................................................................           37           37           17
                                                                                              ---------     --------     --------
                    Total Expenses........................................................       36,611       27,380       22,878
                    Less Expenses Reimbursable by John Hancock Advisers, Inc. - Note B....      (27,534)     (24,555)     (22,630)
                                                                                              ---------     --------     --------
                    Net Expenses..........................................................        9,077        2,825          248
                    -------------------------------------------------------------------------------------------------------------
                    Net Investment Income.................................................       35,069       23,428        1,258
                    -------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments sold............................................       32,192        ( 438)        --
  Change in net unrealized appreciation (depreciation) of investments.....................       96,953        5,544       (1,363)
  Change in net unrealized appreciation (depreciation) of foreign currency transactions...           --           --         (202)
                                                                                              ---------     --------     --------
                    Net Realized and Unrealized  Gain (Loss) on Investments and
                    Foreign Currency Transactions.........................................      129,145        5,106       (1,565)
                    -------------------------------------------------------------------------------------------------------------
                    Net Increase (Decrease) in Net Assets Resulting from Operations           $ 164,214     $ 28,534     $   (307)
                    =============================================================================================================

* Dividend Performers Fund and Active Bond Fund commenced investment operations on March 30, 1995. Global Bond Fund commenced investment operations on April 19, 1995.

THE STATEMENT OF OPERATIONS SUMMARIZES FOR EACH OF THE FUNDS, THE INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

                              FINANCIAL STATEMENTS

                 JOHN HANCOCK FUNDS - Institutional Series Trust

STATEMENT OF OPERATIONS
Period ended August 31, 1995* (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           MULTI-SECTOR   FUNDAMENTAL  INTERNATIONAL
                                                                                              GROWTH         VALUE        EQUITY
                                                                                               FUND          FUND          FUND
                                                                                           ------------   -----------  -------------
INVESTMENT INCOME:
  Interest...............................................................................    $ 12,677       $ 3,641       $  4,836
  Dividends (net of foreign withholding tax of $26, $62 and $1,277, respectively)........      1,426         7,217          8,199
                                                                                             --------       -------       --------
                                                                                               14,103        10,858         13,035
  Expenses:
   Custodian fee.........................................................................      10,080         9,754          9,075
   Registration and filing fees..........................................................       6,574         5,089          5,500
   Printing..............................................................................       4,473         3,055          3,302
   Organization expense - Note A.........................................................       3,419         3,065          3,522
   Auditing fee..........................................................................       4,492         3,180          3,437
   Investment management fee - Note B....................................................       5,792         2,203          3,449
   Transfer agent fee - Note B...........................................................         362           157            181
   Legal fees............................................................................          88            64             44
   Trustees' fees........................................................................          35            34             37
   Miscellaneous.........................................................................          22            21             23
                                                                                             --------       -------       --------
                    Total Expenses.......................................................      35,337        26,622         28,570
                    Less Expenses Reimbursable by John Hancock Advisers, Inc. - Note B...     (28,098)      (23,632)       (24,395)
                                                                                             --------       -------       --------
                    Net Expenses.........................................................       7,239         2,990          4,175
                    --------------------------------------------------------------------------------------------------------------
                    Net Investment Income................................................       6,864         7,868          8,860
                    --------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments sold...........................................     (34,497)           92          2,334
  Net realized gain on foreign currency transactions.....................................       4,778            --             42
  Change in net unrealized appreciation (depreciation) of investments....................     278,409        63,892         22,156
  Change in net unrealized appreciation (depreciation) of foreign currency transactions..           1            --           (557)
                                                                                             --------       -------       --------
                    Net Realized and Unrealized Gain on Investments and Foreign Currency
                     Transactions........................................................     248,691        63,984         23,975
                    --------------------------------------------------------------------------------------------------------------
                    Net Increase in Net Assets Resulting from Operations.................    $255,555       $71,852       $ 32,835
                    ==============================================================================================================

* Multi-Sector Growth Fund, Fundamental Value Fund and International Equity Fund commenced investment operations on April 11, 1995, April 19, 1995 and March 30, 1995, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

                              FINANCIAL STATEMENTS

                 JOHN HANCOCK FUNDS - Institutional Series Trust

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
                                                                                 DIVIDEND           ACTIVE            GLOBAL
                                                                                PERFORMERS           BOND              BOND
                                                                                   FUND              FUND              FUND
                                                                             ----------------  ----------------  ----------------
                                                                               PERIOD ENDED      PERIOD ENDED      PERIOD ENDED
                                                                             AUGUST 31, 1995+  AUGUST 31, 1995+  AUGUST 31, 1995+
                                                                               (UNAUDITED)       (UNAUDITED)       (UNAUDITED)
                                                                             ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income.....................................................   $    35,069        $    23,428        $  1,258
  Net realized gain (loss) on investments sold..............................        32,192               (438)             --
  Change in net unrealized appreciation (depreciation) of investments and
   foreign currency transactions............................................        96,953              5,544          (1,565)
                                                                               -----------        -----------        --------
   Net Increase (Decrease) in Net Assets Resulting from Operations..........       164,214             28,534            (307)
                                                                               -----------        -----------        --------
DISTRIBUTIONS TO SHAREHOLDERS: *
  Dividends from net investment income......................................       (27,800)           (23,428)         (1,258)
                                                                               -----------        -----------        --------
FROM PORTFOLIO SHARE TRANSACTIONS: **
  Shares sold...............................................................     4,590,185          1,827,306         215,978
  Shares issued to shareholders in reinvestment of distributions............        27,799             21,130           1,224
                                                                               -----------        -----------        --------
                                                                                 4,617,984          1,848,436         217,202
  Less shares repurchased...................................................    (2,595,626)        (1,003,453)        (45,030)
                                                                               -----------        -----------        --------
   Net Increase.............................................................     2,022,358            844,983         172,172
                                                                               -----------        -----------        --------
NET ASSETS:
  Beginning of period.......................................................            --                 --              --
                                                                               -----------        -----------        --------
  End of period (including undistributed net investment income of $7,269,
   none and none, respectively).............................................   $ 2,158,772        $   850,089        $170,607
                                                                               ===========        ===========        ========
* DISTRIBUTIONS TO SHAREHOLDERS:
  Per share dividends from net investment income............................   $    0.0773        $    0.2049        $ 0.1504
                                                                               -----------        -----------        --------
** ANALYSIS OF PORTFOLIO SHARE TRANSACTIONS:
  Shares sold...............................................................       533,466            214,981          25,547
  Shares issued to shareholders in reinvestment of distributions............         3,173              2,483             145
                                                                               -----------        -----------        --------
                                                                                   536,639            217,464          25,692
  Less shares repurchased...................................................      (294,090)          (118,060)         (5,399)
                                                                               -----------        -----------        --------
   Net increase.............................................................       242,549             99,404          20,293
                                                                               ===========        ===========        ========

+ Dividend Performers Fund and Active Bond Fund commenced investment operations on March 30, 1995. Global Bond Fund commenced investment operations on April 19, 1995.

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF EACH FUND'S NET ASSETS HAVE CHANGED SINCE THE COMMENCEMENT OF OPERATIONS. THE DIFFERENCE REFLECTS NET INVESTMENT INCOME, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN EACH FUND. THE FOOTNOTES ILLUSTRATE THE NUMBER OF FUND SHARES SOLD, REINVESTED AND REDEEMED DURING THE PERIOD, ALONG WITH THE PER SHARE AMOUNT OF DISTRIBUTIONS MADE TO SHAREHOLDERS OF EACH FUND FOR THE PERIOD INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                 JOHN HANCOCK FUNDS - Institutional Series Trust

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 MULTI-SECTOR       FUNDAMENTAL     INTERNATIONAL
                                                                                    GROWTH             VALUE            EQUITY
                                                                                     FUND               FUND             FUND
                                                                               ----------------  ----------------  ----------------
                                                                                 PERIOD ENDED      PERIOD ENDED      PERIOD ENDED
                                                                               AUGUST 31, 1995+  AUGUST 31, 1995+  AUGUST 31, 1995+
                                                                                 (UNAUDITED)       (UNAUDITED)       (UNAUDITED)
                                                                               ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income.....................................................     $    6,864        $    7,868        $    8,860
  Net realized gain (loss) on investments sold and foreign currency
   transactions.............................................................        (29,719)               92             2,376
  Change in net unrealized appreciation/(depreciation) of investments.......        278,410            63,892            21,599
                                                                                 ----------        ----------        ----------
   Net Increase in Net Assets Resulting from Operations.....................        255,555            71,852            32,835
                                                                                 ----------        ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS: *
  Dividends from net investment income......................................             --            (3,209)               --
                                                                                 ----------        ----------        ----------

FROM PORTFOLIO SHARE TRANSACTIONS: **
  Shares sold...............................................................      4,148,501         1,564,279         1,774,116
  Shares issued to shareholders in reinvestment of distributions............             --             3,209                --
                                                                                 ----------        ----------        ----------
                                                                                  4,148,501         1,567,488         1,774,116
  Less shares repurchased...................................................       (119,339)          (40,488)         (948,415)
  Initial investment by John Hancock Advisers, Inc. - Note A................        100,000++              --               --
                                                                                 ----------        ----------        ----------
   Net Increase.............................................................      4,129,162         1,527,000           825,701
                                                                                 ----------        ----------        ----------
NET ASSETS:
  Beginning of period.......................................................             --                --                --
                                                                                 ----------        ----------        ----------
  End of period (including undistributed net investment income of $6,864,
   $4,659 and $8,860, respectively).........................................     $4,384,717        $1,595,643        $  858,536
                                                                                 ==========        ==========        ==========
* DISTRIBUTIONS TO SHAREHOLDERS:
  Per share dividends from net investment income............................             --        $   0.0480                --
                                                                                 ----------        ----------        ----------
** ANALYSIS OF PORTFOLIO SHARE TRANSACTIONS:
  Shares sold...............................................................        466,557           179,959           202,562
  Shares issued to shareholders in reinvestment of distributions............             --               373                --
                                                                                 ----------        ----------        ----------
                                                                                    466,557           180,332           202,562
  Less shares repurchased...................................................        (13,302)           (4,512)         (104,817)
  Initial investment by John Hancock Advisers, Inc. - Note A................         11,765                --                --
                                                                                 ----------        ----------        ----------
   Net increase.............................................................        465,020           175,820            97,745
                                                                                 ==========        ==========        ==========

+ Multi-Sector Growth Fund, Fundamental Value Fund and International Equity Fund commenced investment operations on April 11, 1995, April 19, 1995 and March 30, 1995, respectively.

++ On January 11, 1995, the Adviser made an initial investment of $100,000 in order to seed the Trust.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       21

                              FINANCIAL STATEMENTS

   JOHN HANCOCK FUNDS - Institutional Series Trust - Dividend Performers Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------
                                                                                 FOR THE PERIOD MARCH 30, 1995
                                                                                  (COMMENCEMENT OF OPERATIONS)
                                                                                       TO AUGUST 31, 1995
                                                                                           (UNAUDITED)
                                                                                 -----------------------------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period.......................................               $ 8.50(b)
                                                                                            ------
  Net Investment Income......................................................                 0.11
  Net Realized and Unrealized Gain on Investments............................                 0.37
                                                                                            ------
     Total from Investment Operations........................................                 0.48
                                                                                            ------
  Less Distributions:
   Dividends from Net Investment Income......................................               ( 0.08)
                                                                                            ------
  Net Asset Value, End of Period.............................................               $ 8.90
                                                                                            ======
  Total Investment Return at Net Asset Value.................................                 5.63%(c)
  Total Adjusted Investment Return at Net Asset Value (a)....................                 3.20%(c)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)..................................               $2,159
  Ratio of Expenses to Average Net Assets....................................                 0.80%*
  Ratio of Adjusted Expenses to Average Net Assets (a)(d)....................                 3.23%*
  Ratio of Net Investment Income to Average Net Assets.......................                 3.09%*
  Ratio of Adjusted Net Investment Income to Average Net Assets (a)(d).......                 0.66%*
  Portfolio Turnover Rate....................................................                   59%

 *  On an annualized basis.
(a) On an unreimbursed basis.
(b) Initial price to commence operations.
(c) Not annualized.

(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets are expected to increase as the net assets of the Fund grow.

THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE COMMENCEMENT OF OPERATIONS. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

       John Hancock Funds - Institutional Series Trust -- Active Bond Fund


FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------
                                                                      FOR THE PERIOD MARCH 30, 1995
                                                                       (COMMENCEMENT OF OPERATIONS)
                                                                            TO AUGUST 31, 1995
                                                                                (UNAUDITED)
                                                                       ----------------------------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period .............................             $ 8.50(b)
                                                                                 ------
  Net Investment Income ............................................               0.20
  Net Realized and Unrealized Gain on Investments ..................               0.05
                                                                                 ------
     Total from Investment Operations ..............................               0.25
                                                                                 ------
  Less Distributions:
   Dividends from Net Investment Income ............................              (0.20)
                                                                                 ------
  Net Asset Value, End of Period ...................................             $ 8.55
                                                                                 ======
  Total Investment Return at Net Asset Value .......................               3.03%(c)
  Total Adjusted Investment Return at Net Asset Value (a) ..........              (3.02%)(c)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) ........................             $  850
  Ratio of Expenses to Average Net Assets ..........................               0.70%*
  Ratio of Adjusted Expenses to Average Net Assets (a)(d) ..........               6.75%*
  Ratio of Net Investment Income to Average Net Assets .............               5.77%*
  Ratio of Adjusted Net Investment Loss to Average Net Assets (a)(d)              (0.28%)*
  Portfolio Turnover Rate ..........................................                 18%

  * On an annualized basis.
(a) On an unreimbursed basis.
(b) Initial price to commence operations.
(c) Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets are expected to increase as the net assets of the Fund grow.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       23

                              FINANCIAL STATEMENTS

       John Hancock Funds - Institutional Series Trust -- Global Bond Fund


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------
                                                                           FOR THE PERIOD APRIL 19, 1995
                                                                           (COMMENCEMENT OF OPERATIONS)
                                                                                TO AUGUST 31, 1995
                                                                                    (UNAUDITED)
                                                                           ----------------------------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ..................................            $ 8.50(b)
                                                                                     ------
  Net Investment Income .................................................              0.15
  Net Unrealized Loss on Investments ....................................             (0.09)
                                                                                     ------
     Total from Investment Operations ...................................              0.06
                                                                                     ------
  Less Distributions:
   Dividends from Net Investment Income .................................             (0.15)
                                                                                     ------
  Net Asset Value, End of Period ........................................            $ 8.41
                                                                                     ======
  Total Investment Return at Net Asset Value ............................              0.71%(c)
  Total Adjusted Investment Return at Net Asset Value (a) ...............               N/M

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) .............................            $  171
  Ratio of Expenses to Average Net Assets ...............................              1.10%*
  Ratio of Adjusted Expenses to Average Net Assets (a)(d) ...............               N/M
  Ratio of Net Investment Income to Average Net Assets ..................              5.58%*
  Ratio of Adjusted Net Investment Income to Average Net Assets (a)(d)...               N/M
  Portfolio Turnover Rate ...............................................                 0%

 *  On an annualized basis.
(a) On an unreimbursed basis.
(b) Initial price to commence operations.
(c) Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets are expected to increase as the net assets of the Fund grow.
N/M Not Meaningful.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       24

                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Multi-Sector Growth Fund


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------
                                                                                         FOR THE PERIOD APRIL 11, 1995
                                                                                         (COMMENCEMENT OF OPERATIONS)
                                                                                              TO AUGUST 31, 1995
                                                                                                  (UNAUDITED)
                                                                                         -----------------------------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ...............................................              $ 8.50(b)
                                                                                                    ------
  Net Investment Income ..............................................................                0.03**
  Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions...                0.90
                                                                                                    ------
   Total from Investment Operations ..................................................                0.93
                                                                                                    ------
  Net Asset Value, End of Period .....................................................              $ 9.43
                                                                                                    ======
  Total Investment Return at Net Asset Value .........................................               10.94%(c)
  Total Adjusted Investment Return at Net Asset Value (a) ............................                7.06%(c)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) ..........................................              $4,385
  Ratio of Expenses to Average Net Assets ............................................                1.00%*
  Ratio of Adjusted Expenses to Average Net Assets (a)(d) ............................                4.88%*
  Ratio of Net Investment Income to Average Net Assets ...............................                0.95%*
  Ratio of Adjusted Net Investment Loss to Average Net Assets (a)(d) .................               (2.93%)*
  Portfolio Turnover Rate ............................................................                  33%

  * On an annualized basis.
 ** On average month end shares outstanding.
(a) On an unreimbursed basis.
(b) Initial price to commence operations.
(c) Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets are expected to increase as the net assets of the Fund grow.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       25

                              FINANCIAL STATEMENTS

    John Hancock Funds - Institutional Series Trust -- Fundamental Value Fund


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------
                                                                          FOR THE PERIOD APRIL 19, 1995
                                                                          (COMMENCEMENT OF OPERATIONS)
                                                                                TO AUGUST 31, 1995
                                                                                    (UNAUDITED)
                                                                          -----------------------------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ................................              $ 8.50(b)
                                                                                     ------
  Net Investment Income ...............................................                0.07
  Net Realized and Unrealized Gain on Investments .....................                0.56
                                                                                     ------
     Total from Investment Operations .................................                0.63
                                                                                     ------

  Less Distributions:

   Dividends from Net Investment Income ...............................               (0.05)
                                                                                     ------
  Net Asset Value, End of Period ......................................              $ 9.08
                                                                                     ======
  Total Investment Return at Net Asset Value ..........................                7.42%(c)
  Total Adjusted Investment Return at Net Asset Value (a) .............               (0.09%)(c)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) ...........................              $1,596
  Ratio of Expenses to Average Net Assets .............................                0.95%*
  Ratio of Adjusted Expenses to Average Net Assets (a)(d) .............                8.46%*
  Ratio of Net Investment Income to Average Net Assets ................                2.50%*
  Ratio of Adjusted Net Investment Loss to Average Net Assets (a)(d)...               (5.01%)*
  Portfolio Turnover Rate .............................................                   0%

  * On an annualized basis.
(a) On an unreimbursed basis.
(b) Initial price to commence operations.
(c) Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       26

                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- International Equity Fund

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------

                                                                                          FOR THE PERIOD MARCH 30, 1995
                                                                                          (COMMENCEMENT OF OPERATIONS)
                                                                                               TO AUGUST 31, 1995
                                                                                                   (UNAUDITED)
                                                                                          -----------------------------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ...............................................              $ 8.50(b)
                                                                                                    ------
  Net Investment Income ..............................................................                0.09
  Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions...                0.19
                                                                                                    ------
   Total from Investment Operations ..................................................                0.28
                                                                                                    ------

  Net Asset Value, End of Period .....................................................              $ 8.78
                                                                                                    ======
  Total Investment Return at Net Asset Value .........................................                3.29%(c)
  Total Adjusted Investment Return at Net Asset Value (a) ............................               (3.43%)(c)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) ..........................................              $  859
  Ratio of Expenses to Average Net Assets ............................................                1.15%*
  Ratio of Adjusted Expenses to Average Net Assets (a)(d) ............................                7.87%*
  Ratio of Net Investment Income to Average Net Assets ...............................                2.44%*
  Ratio of Adjusted Net Investment Loss to Average Net Assets (a)(d) .................               (4.28%)*
  Portfolio Turnover Rate ............................................................                   8%

 * On an annualized basis.
(a) On an unreimbursed basis.
(b) Initial price to commence operations.
(c) Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets are expected to increase as the net assets of the Fund grow.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       27

                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Dividend Performers Fund

SCHEDULE OF INVESTMENTS
August 31, 1995 (Unaudited)
Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks.
--------------------------------------------------------------------------------

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY DIVIDEND PERFORMERS FUND ON AUGUST 31, 1995. ITS DIVIDED INTO TWO MAIN
CATEGORIES: COMMON STOCKS AND PREFERRED STOCKS. THE COMMON STOCKS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS.

                                                                                                       COMPOUND
 NUMBER                                                                                                 GROWTH      MARKET
OF SHARES   COMMON STOCKS (94.97%)                                                                       RATE       VALUE
---------                                                                                                ----       -----
BANKS (2.84%)
  1,000     NationsBank Corp. @ 61 3/8...............................................................              $ 61,375
            Largest superregional bank in the Southeast                                                            --------
            Earnings P/S...................$2.51, 2.01, 2.87, 4.44, 2.61, .76, 1.39, 4.42, 5.42, 6.19    10.5%
            Dividends P/S.....................$.66, .78, .86, .94, 1.10, 1.42, 1.48, 1.51, 1.64, 1.88    12.3%
            Price/Earnings Ratio..................................................................8.9
BASIC INDUSTRY (1.87%)
  1,500     Sonoco Products Corp. @ 26 7/8...........................................................                40,312
            Containers, paper products and packaging                                                               --------
            Earnings P/S......................$.63, .77, 1.10, 1.18, 1.21, .53, 1.04, .94, 1.24, 1.44     9.6%
            Dividends P/S...........................$.16, .18, .21, .30, .39, .43, .44, .48, .50, .53    14.2%
            Price/Earnings Ratio.................................................................17.7
CHEMICALS (6.58%)
  1,000     Air Products & Chemicals, Inc. @ 53 5/8..................................................                53,625
            Producer of industrial and specialty chemicals and gases
            Earnings P/S                  $1.17, 1.42, 1.95, 1.93, 2.08, 2.23, 2.45, 1.76, 2.05, 2.84    10.4%
            Dividends P/S                          $ .32, .39, .45, .55, .63, .69, .75, .83, .89, .95    12.9%
            Price/Earnings Ratio.................................................................20.7
   700      E.I. du Pont de Nemours and Co.
            @ 65 3/8.................................................................................                45,762
            Nation's largest chemical manufacturer
            Earnings P/S..................$2.12, 2.46, 3.03, 3.53, 3.40, 3.38, 1.84, 1.52, 1.04, 4.46     8.6%
            Dividends P/S................$ 1.00, 1.02, 1.10, 1.23, 1.45, 1.62, 1.68, 1.74, 1.76, 1.82     6.9%
            Price/Earnings Ratio.................................................................16.2
  1,000     PPG Industries, Inc. @ 42 3/4............................................................                42,750
            Manufacturer of specialty chemicals, coatings and resins
            Earnings P/S.................$ 1.33, 1.60, 2.13, 2.09, 2.22, 1.74, 1.22, 1.66, 1.45, 2.92     9.1%
            Dividends P/S.........................$.41, .47, .56, .64, .74, .82, .86, .94, 1.04, 1.12    11.8%
            Price/Earnings Ratio.................................................................15.6
                                                                                                                   --------
                                                                                                                    142,137
                                                                                                                   --------
COMPUTER & OFFICE EQUIPMENT (2.24%)
   600      Alco Standard Corp. @ 80 1/2.............................................................                48,300
            Distributor of office and paper products                                                               --------
            Earnings P/S...................$1.28, 1.68, 2.29, 3.91, 2.56, 1.62, 2.07, 2.36, .10, 1.48     1.6%
            Dividends P/S..........................$.61, .63, .65, .70, .78, .85, .89, .93, .97, 1.01     5.8%
            Price/Earnings Ratio.................................................................53.6
CONSUMER CYCLICALS & SERVICES (4.44%)
  2,000     Sysco Corp. @ 28 3/4.....................................................................                57,500
            Largest distributor of food service products
            Earnings P/S.........................$.34, .35, .45, .60, .73, .81, .90, 1.00, 1.16, 1.33    16.4%
            Dividends P/S...........................$.05, .06, .07, .08, .09, .10, .14, .22, .28, .36    24.5%
            Price/Earnings Ratio.................................................................22.4
   700      V.F. Corp. @ 54 3/4......................................................................              $ 38,325
            International apparel manufacturer
            Earnings P/S..................$2.05, 2.65, 2.55, 2.72, 1.33, 1.44, 3.00, 4.07, 3.78, 4.28     8.5%
            Dividends P/S......................$.58, .66, .75, .85, .91, 1.00, 1.02, 1.11, 1.22, 1.30     9.4%
            Price/Earnings Ratio.................................................................12.9
                                                                                                                   --------
                                                                                                                     95,825
                                                                                                                   --------
CONSUMER DURABLES (1.79%)
   800      Leggett & Platt, Inc. @ 48 3/8...........................................................                38,700
            Produces intermediate products for the home furnishings industry                                       --------
            Earnings P/S.....................$.95, 1.11, 1.09, 1.29, .84, .70, 1.28, 1.74, 2.24, 2.93    13.3%
            Dividends P/S...........................$.17, .20, .28, .32, .37, .42, .43, .46, .54, .62    15.5%
            Price/Earnings Ratio.................................................................15.8
CONSUMER NON-DURABLES (13.65%)
   500      Anheuser-Busch Cos., Inc. @ 57 1/8.......................................................                28,562
            Nation's largest brewer
            Earnings P/S..................$1.69, 2.04, 2.45, 2.68, 2.95, 3.02, 3.31, 3.43, 2.22, 3.98    10.0%
            Dividends P/S.......................$.37, .44, .54, .66, .80, .94, 1.06, 1.20, 1.36, 1.52    17.0%
            Price/Earnings Ratio.................................................................13.9
  1,000     Campbell Soup Co. @ 45 3/4...............................................................                45,750
            Leading food manufacturer and distributor
            Earnings P/S.........................$.86, .95, .94, .05, .02, .33, 1.85, .98, 2.42, 2.80    14.0%
            Dividends P/S..........................$.31, .33, .36, .42, .46, .50, .58, .76, .97, 1.12    15.3%
            Price/Earnings Ratio...................................................................17
   500      CPC International Inc. @ 62 7/8..........................................................                31,438
            Major International food processor
            Earnings P/S..................$1.15, 2.17, 1.84, 2.11, 2.42, 2.50, 2.68, 2.85, 2.13, 3.42    12.9%
            Dividends P/S......................$.55, .57, .65, .76, .88, 1.00, 1.10, 1.20, 1.28, 1.38    10.8%
            Price/Earnings Ratio................................................................18.79
  1,600     PepsiCo, Inc. @ 45 1/4...................................................................                72,400
            Second largest soft drink company
            Earnings P/S....................$ .58, .76, .97, 1.13, 1.35, 1.40, 1.38, 1.64, 1.99, 2.27    16.4%
            Dividends P/S...........................$.19, .21, .22, .27, .32, .38, .46, .51, .61, .70    15.6%
            Price/Earnings Ratio.................................................................19.4
  1,000     Procter & Gamble Co. (The) @ 69 3/8......................................................                69,375
            Leading producer of household consumer products
            Earnings P/S...................$ 1.04, .46, 1.48, 1.74, 2.25, 2.43, 2.57, 2.54, .70, 2.50    10.2%
            Dividends P/S.......................$.65, .67, .68, .70, .83, .93, 1.00, 1.08, 1.17, 1.32     8.2%
            Price/Earnings Ratio.................................................................27.7


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       28

                                                                                                         COMPOUND
 NUMBER                                                                                                   GROWTH      MARKET
OF SHARES   COMMON STOCKS                                                                                  RATE       VALUE
---------                                                                                                  ----       -----
CONSUMER NON-DURABLES (CONTINUED)
  1,700     Sara Lee Corp. @ 27 3/4....................................................................              $ 47,175
            Manufacturer of brand name packaged food and consumer products
            Earnings P/S.........................$ .51, .59, .71, .88, .94, 1.03, 1.49, 1.36, 1.47, .52     0.2%
            Dividends P/S............................$ .20, .25, .30, .36, .42, .47, .50, .58, .64, .68    14.6%
            Price/Earnings Ratio...................................................................53.9
                                                                                                                     --------
                                                                                                                      294,700
                                                                                                                     --------

DIVERSIFIED OPERATIONS (3.54%)
  1,000     Corning Inc. @ 32 5/8......................................................................                32,625
            Operations are in laboratory services, fiber optics,
            specialty materials and consumer products
            Earnings P/S....................$.93, 1.03, 1.63, 1.40, 1.54, 1.55, 1.75, 1.32, (.07), 1.39     4.6%
            Dividends P/S.............................$.33, .35, .36, .38, .41, .46, .53, .62, .68, .69     8.5%
            Price/Earnings Ratio...................................................................25.9
   800      Minnesota Mining &
            Manufacturing Co. @ 54 5/8.................................................................                43,700
            Diversified manufacturer of industrial, commercial,
            health care and consumer products
            Earnings P/S....................$1.70, 2.01, 2.55, 2.80, 2.96, 2.89, 2.65, 2.88, 2.87, 3.31     7.7%
            Dividends P/S......................$.88, .90, .93, 1.06, 1.30, 1.46, 1.56, 1.60, 1.66, 1.76     8.0%
            Price/Earnings Ratio...................................................................17.8

                                                                                                                     --------
                                                                                                                       76,325
                                                                                                                     --------

ELECTRICAL EQUIPMENT (10.60%)
  1,000     AMP Inc. @ 40 5/8..........................................................................                40,625
            Produces and sells electrical/electronic products and systems
            Earnings P/S.....................$.76, 1.16, 1.48, 1.32, 1.35, 1.31, 1.23, 1.39, 1.45, 1.88    10.6%
            Dividends P/S.............................$.36, .37, .43, .50, .60, .68, .72, .76, .80, .84     9.9%
            Price/Earnings Ratio...................................................................23.1
   900      Emerson Electric Co. @ 71 3/8..............................................................                64,238
            Produces and sells electrical/electronic products and systems
            Earnings P/S...................$ 1.87, 2.00, 2.31, 2.63, 2.75, 2.79, 2.88, 3.05, 3.81, 3.89     8.5%
            Dividends P/S......................$.88, .93, .98, 1.03, 1.16, 1.28, 1.34, 1.40, 1.47, 1.60     6.9%
            Price/Earnings Ratio...................................................................19.3
  1,500     General Electric Co. @ 58 7/8..............................................................                88,312
            Dominant force in home appliances, electrical power, and financial services
            Earnings P/S....................$1.37, 1.60, 1.88, 2.18, 2.43, 2.48, 2.54, 2.55, 2.57, 3.56    11.2%
            Dividends P/S.........................$.55, .58, .65, .70, .82, .94, 1.02, 1.12, 1.26, 1.44    11.3%
            Price/Earnings Ratio...................................................................16.8
   600      W.W. Grainger, Inc. @ 59 1/2...............................................................                35,700
            Leading distributor of electrical equipment
            Earnings P/S...................$ 1.24, 1.48, 1.57, 1.96, 2.19, 2.31, 2.38, 2.70, 3.04, 2.61     8.6%
            Dividends P/S.............................$.33, .36, .39, .43, .50, .57, .61, .65, .71, .78    10.0%
            Price/Earnings Ratio...................................................................23.2
                                                                                                                     --------
                                                                                                                      228,875
                                                                                                                     --------

ENERGY (2.23%)
   700      Exxon Corp. @ 68 3/4.......................................................................                48,125
            Major factor in the crude oil, natural gas and chemical industry                                         --------
            Earnings P/S...................$ 3.71, 3.43, 3.95, 2.32, 3.96, 4.73, 3.73, 3.70, 4.19, 4.48     2.1%
            Dividends P/S...................$1.73, 1.80, 1.90, 2.15, 2.30, 2.47, 2.68, 2.83, 2.88, 2.91     5.9%
            Price/Earnings Ratio...................................................................15.9
HEALTHCARE (11.17%)
  1,700     Abbott Laboratories @ 38 3/4...............................................................              $ 65,875
            Major pharmaceutical and healthcare firm
            Earnings P/S.........................$.49, .58, .70, .84, .97, 1.11, 1.15, 1.32, 1.53, 1.73    15.0%
            Dividends P/S.............................$.17, .20, .24, .29, .34, .40, .48, .58, .66, .74    17.8%
            Price/Earnings Ratio...................................................................19.6
  1,100     Johnson & Johnson @ 69.....................................................................                75,900
            Major producer of prescription and non-prescription drugs, toiletries, medical instruments and supplies
            Earnings P/S.....................$.45, 1.18, 1.41, 1.60, 1.72, 1.98, 2.25, 2.55, 2.82, 3.29    24.7%
            Dividends P/S...........................$.32, .34, .40, .48, .56, .66, .77, .89, 1.01, 1.13    15.0%
            Price/Earnings Ratio...................................................................19.8
  1,000     Merck & Co., Inc. @ 49 7/8.................................................................                49,875
            World's largest ethical drug manufacturer
            Earnings P/S.....................$ .54, .74, 1.02, 1.26, 1.52, 1.59, 1.89, 2.18, 1.87, 2.45    18.3%
            Dividends P/S...........................$.18, .21, .27, .43, .55, .64, .77, .92, 1.03, 1.14    22.8%
            Price/Earnings Ratio.....................................................................20
  1,000     Pfizer Inc. @ 49 3/8.......................................................................                49,375
            Leading ethical pharmaceutical producer
            Earnings P/S.....................$.98, 1.02, 1.18, 1.01, 1.19, 1.21, 1.11, 1.69, 1.11, 2.18     9.3%
            Dividends P/S.............................$.37, .41, .45, .50, .55, .60, .66, .74, .84, .94    10.9%
            Price/Earnings Ratio...................................................................20.4
                                                                                                                     --------
                                                                                                                      241,025
                                                                                                                     --------

INSURANCE (5.02%)
   400      American International
            Group, Inc. @ 80 5/8.......................................................................                32,250
            One of the world's leading insurance organizations
            Earnings P/S....................$1.73, 2.23, 2.61, 2.95, 3.07, 3.13, 3.35, 3.68, 4.24, 4.91    12.3%
            Dividends P/S...................$.078, .081, .093, .125, .157, .183, .209, .236, .258, .287    15.6%
            Price/Earnings Ratio..................................................................16.74
   500      Chubb Corp. @ 90 1/4.......................................................................                45,625
            Broadly based property-casualty insurance organization
            Earnings P/S....................$3.53, 3.97, 4.27, 4.91, 6.07, 6.29, 6.44, 6.98, 3.10, 6.78     7.5%
            Dividends P/S......................$.76, .80, .89, 1.08, 1.16, 1.32, 1.48, 1.60, 1.72, 1.84    10.3%
            Price/Earnings Ratio...................................................................11.9
   800      Reliastar Financial Corp. @ 38.............................................................                30,400
            Financial services company engaged in life/health insurance and consumer finance
            Earnings P/S....................$2.29, 1.86, 1.58, 2.07, 1.99, 1.96, 1.67, 2.26, 2.83, 3.48     4.8%
            Dividends P/S.............................$.40, .43, .47, .57, .59, .65, .69, .73, .79, .88     9.2%
            Price/Earnings Ratio...................................................................10.8
                                                                                                                     --------
                                                                                                                      108,275
                                                                                                                     --------
MEDIA AND INFORMATION SERVICES (1.80%)
  1,000     Interpublic Group Inc. @ 38 7/8............................................................                38,875
            One of the largest advertising agencies in the world                                                     --------
            Earnings P/S......................$ .62, .75, .91, 1.05, 1.19, 1.17, 1.32, 1.39, 1.69, 1.89    13.2%
            Dividends P/S.............................$.18, .20, .22, .26, .32, .37, .41, .45, .49, .55    13.2%
            Price/Earnings Ratio...................................................................19.1


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                         COMPOUND
 NUMBER                                                                                                   GROWTH       MARKET
OF SHARES   COMMON STOCKS                                                                                  RATE        VALUE
---------                                                                                                  ----        -----
METALS - STEEL (1.82%)
   800      Nucor Corp. @ 49...........................................................................              $   39,200
            Nation's fifth largest steelmaker in the U.S.                                                            ----------
            Earnings P/S............................$.55, .60, .84, .68, .88, .86, .78, .98, 1.57, 2.97    20.6%
            Dividends P/S.............................$.07, .08, .09, .10, .11, .12, .13, .14, .16, .18    11.1%
            Price/Earnings Ratio...................................................................20.6
POLLUTION CONTROL (2.31%)
  1,700     WMX Technologies Inc. @ 29 3/8.............................................................                  49,938
            Nation's largest provider of waste management services                                                   ----------
            Earnings P/S.......................$.88, .73, 1.03, 1.22, 1.49, 1.52, 1.28, 1.88, .87, 1.49     6.0%
            Dividends P/S.............................$.11, .13, .17, .21, .27, .34, .40, .48, .56, .60    20.7%
            Price/Earnings Ratio...................................................................20.6
RETAIL (6.59%)
   800      May Department Stores Co.
            (The) @ 42 3/8.............................................................................                  33,900
            Operates 318 department stores and 3,295 shoe stores
            Earnings P/S...................$ 1.22, 1.45, 1.82, 1.76, 1.83, 1.99, 2.03, 2.42, 2.83, 3.07    10.8%
            Dividends P/S............................$.46, .51, .56, .62, .69, .77, .81, .83, .90, 1.01     9.1%
            Price/Earnings Ratio.....................................................................14
  1,700     Pep Boys (The) - Manny, Moe &
            Jack @ 27 1/2..............................................................................                  46,750
            Retailer of automotive parts and accessories
            Earnings P/S............................$.52, .62, .76, .63, .66, .63, .73, .93, 1.13, 1.30    10.7%
            Dividends P/S.............................$.06, .07, .08, .09, .11, .12, .13, .14, .15, .17    12.3%
            Price/Earnings Ratio...................................................................22.3
  2,500     Wal-Mart Stores, Inc. @ 24 5/8.............................................................                  61,563
            Operates chain of discount department stores
            Earnings P/S............................$.20, .28, .37, .48, .50, .59, .73, .90, 1.05, 1.20    22.0%
            Dividends P/S...........................$.018, .021, .03, .04, .06, .07, .09, .11, .13, .17    28.3%
            Price/Earnings Ratio...................................................................21.9
                                                                                                                     ----------
                                                                                                                        142,213
                                                                                                                     ----------

TECHNOLOGY (5.17%)
  1,000     Automatic Data Processing, Inc. @ 65.......................................................                  65,000
            Largest independent computing services firm in the U.S.
            Earnings P/S.....................$ .70, .84, 1.07, 1.23, 1.44, 1.58, 1.79, 2.02, 2.29, 2.67    16.0%
            Dividends P/S.............................$.17, .19, .21, .25, .29, .34, .39, .45, .51, .58    14.6%
            Price/Earnings Ratio.....................................................................24
  1,000     General Motors Corp. Class E @ 46 5/8......................................................                  46,625
            Leading provider of information processing services
            Earnings P/S........................$.53, .66, .79, .91, 1.04, 1.03, 1.21, 1.37, 1.55, 1.77    14.3%
            Dividends P/S.............................$.05, .10, .13, .17, .24, .28, .32, .36, .40, .48    28.6%
            Price/Earnings Ratio...................................................................24.9
                                                                                                                     ----------
                                                                                                                        111,625
                                                                                                                     ----------

TELECOMMUNICATIONS (6.88%)
  1,000     ALLTEL Corp. @ 28 1/4......................................................................                   28,250
            One of the country's largest telephone systems
            Earnings P/S.....................$ .77, .90, 1.04, 1.13, 1.18, 1.18, 1.10, 1.29, 1.43, 1.46     7.4%
            Dividends P/S.............................$.41, .44, .45, .51, .57, .64, .70, .74, .80, .88     8.9%
            Price/Earnings Ratio...................................................................17.7
   700      Bell Atlantic Corp. @ 59 3/4...............................................................               $   41,825
            Provides telephone services in Mid-Atlantic states
            Earnings P/S...................$ 2.93, 3.12, 3.33, 2.72, 3.38, 2.46, 3.27, 3.14, 3.45, 3.25     1.2%
            Dividends P/S...................$1.70, 1.80, 1.92, 2.04, 2.20, 2.36, 2.52, 2.60, 2.68, 2.76     5.5%
            Price/Earnings Ratio...................................................................17.7
  1,500     Frontier Corp. @ 27 7/8....................................................................                   41,813
            Provides telephone service to the city of Rochester N.Y. and outlying areas
            Earnings P/S.........................$.89, .93, 1.06, .99, .86, .87, 1.20, 1.09, 1.26, 1.56     6.4%
            Dividends P/S.............................$.61, .64, .66, .68, .71, .73, .75, .77, .79, .81     3.2%
            Price/Earnings Ratio...................................................................15.7
  1,000     GTE Corp. @ 36 5/8.........................................................................                   36,625
            Largest independent local telephone holding company
            Earnings P/S....................$1.72, 1.61, 1.77, 2.08, 1.93, 1.58, 1.95, 1.96, 1.07, 2.59     4.7%
            Dividends P/S...................$1.04, 1.10, 1.24, 1.30, 1.40, 1.52, 1.64, 1.76, 1.85, 1.88     6.8%
            Price/Earnings Ratio...................................................................13.5
                                                                                                                      ----------
                                                                                                                         148,513
                                                                                                                      ----------

TOBACCO (2.07%)
   600      Philip Morris Cos., Inc. @ 74 5/8..........................................................                   44,775
            Global tobacco, brewing and food company                                                                  ----------
            Earnings P/S...................$ 1.55, 1.94, 2.22, 3.18, 3.83, 3.98, 4.45, 5.63, 4.02, 5.71    15.6%
            Dividends P/S......................$.50, .62, .79, 1.01, 1.25, 1.55, 1.91, 2.35, 2.60, 3.03    22.2%
            Price/Earnings Ratio...................................................................13.4
UTILITIES (2.36%)
   800      National Fuel Gas Co. @ 28 1/8.............................................................                   22,500
            Integrated natural gas system serving
            New York, Pennsylvania and Ohio
            Earnings P/S...................$ 1.75, 1.49, 1.65, 1.93, 1.83, 1.95, 1.89, 1.88, 2.05, 2.10     2.0%
            Dividends P/S...................$1.02, 1.12, 1.19, 1.25, 1.32, 1.40, 1.45, 1.49, 1.53, 1.57     4.9%
            Price/Earnings Ratio...................................................................13.1
   800      Union Electric Co. @ 35 5/8................................................................                   28,500
            Largest electric utility in Missouri
            Earnings P/S....................$2.89, 2.91, 2.56, 2.91, 2.74, 2.68, 2.98, 2.95, 2.71, 3.01     0.5%
            Dividends P/S...................$1.78, 1.86, 1.92, 1.94, 2.02, 2.10, 2.18, 2.26, 2.34, 2.40     3.4%
            Price/Earnings Ratio...................................................................12.3

                                                                                                                      ----------
                                                                                                                          51,000
                                                                                                                      ----------
                                                                                    TOTAL COMMON STOCKS
                                                                                       Cost $1,952,673)                2,050,113
                                                                                                                      ----------
            PREFERRED STOCKS (1.60%)
   700      American Express Co. DECS,
            61/4% Conv @ 48 1/2........................................................................                   34,562
                                                                                                                      ----------
                                                                                 TOTAL PREFERRED STOCKS
                                                                                         (Cost $35,049)                   34,562
                                                                                                                      ----------
                                                                                      TOTAL INVESTMENTS  (96.57%)     $2,084,675
                                                                                                         ======       ==========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       30

                              FINANCIAL STATEMENTS

       John Hancock Funds - Institutional Series Trust -- Active Bond Fund


SCHEDULE OF INVESTMENTS
August 31, 1995 (Unaudited)
--------------------------------------------------------------------------------
                                                                        PAR VALUE
                                                 INTEREST       S+P      (000'S       MARKET
ISSUER, DESCRIPTION                                RATE       RATING*   OMITTED)      VALUE
-------------------                                ----       -------   --------      -----
PUBLICLY TRADED BONDS
BANKS (6.86%)
  Barclays North American Capital Corp.,
   Gtd Cap Note 05-15-21.....................      9.750%       AA-       $ 25      $  28,422
  RBSG Capital Corp.,
   Gtd Cap Note 03-01-04.....................     10.125        A+          25         29,889
                                                                                    ---------
                                                                                       58,311
                                                                                    ---------
BROADCASTING (3.12%)
  Century Communications Corp.,
   Sr Sub Deb 10-15-03.......................     11.875        B+          25         26,500
                                                                                    ---------
GOVERNMENTAL - U.S. (18.26%)
  United States Treasury,
   Bond 08-15-17.............................      8.875        AAA         15         18,572
   Bond 05-15-18.............................      9.125        AAA         25         31,727
   Bond 02-15-23.............................      7.125        AAA         25         26,105
   Note 11-15-96.............................      7.250        AAA         25         25,426
   Note 05-15-98.............................      9.000        AAA         25         26,887
   Note 11-30-99.............................      7.750        AAA         25         26,535
                                                                                    ---------
                                                                                      155,252
                                                                                    ---------
GOVERNMENTAL - U.S. AGENCIES (23.43%)
  Financing Corp.,
   Bond Ser B 04-06-18.......................      9.800        AAA         25         32,328
  Government National Mortgage Association,
   30 Yr Sf Pass thru Ctf 11-15-24...........      8.000        AAA        163        166,822
                                                                                    ---------
                                                                                      199,150
                                                                                    ---------
PUBLISHING (3.14%)
  Time Warner Inc.,
   Deb 01-15-13..............................      9.125        BBB-        25         26,716
                                                                                    ---------
STEEL (2.70%)
  Weirton Steel Corp.,
   Sr Note 06-01-05 (R)......................     10.750        B           25         23,000
                                                                                    ---------
TOBACCO (2.87%)
  RJR Nabisco, Inc.,
   Note 09-15-03.............................      7.625        BBB-        25         24,363
                                                                                    ---------
TRANSPORTATION (6.68%)
  AMR Corp.,
   Deb 05-15-01..............................      9.500        BB+         25         27,612
  United Air Lines, Inc.,
   Deb Ser A 05-01-04........................     10.670        BB          25         29,171
                                                                                    ---------
                                                                                       56,783
                                                                                    ---------


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       31

                              FINANCIAL STATEMENTS

       John Hancock Funds - Institutional Series Trust -- Active Bond Fund


                                                                                             PAR VALUE
                                                                    INTEREST       S+P        (000'S       MARKET
ISSUER, DESCRIPTION                                                   RATE       RATING*     OMITTED)      VALUE
-------------------                                                   ----       -------     --------      -----
UTILITIES (22.51%)
  BVPS II Funding Corp.,
   Collateralized Lease 12-01-07.................................      8.330%      BB          $ 10      $   9,521
  CTC Mansfield Funding Corp.,
   Sec Lease Oblig 09-30-16......................................     11.125       B+            25         25,576
  E.I.P. Refunding Corp.,
   Sec Fac Bond 10-01-12.........................................     10.250       B+            25         25,897
  GTE Corp.,
   Deb 11-15-17..................................................     10.300       BBB+          25         28,375
  Hydro-Quebec (Gtd by Province of Quebec),
   Deb 02-01-03..................................................      7.375       A+            25         25,567
  Iberdrola International B.V.,
   Gtd Note 06-01-03 (R).........................................      7.125       AA-           25         25,157
  Long Island Lighting Co.,
   Gen Ref 05-01-21..............................................      9.750       BBB-          25         25,424
  Midland Funding Corp. I,
   Sr Sec Lease Oblig Ser C 07-23-02.............................     10.330       BB-           25         25,812
                                                                                                         ---------
                                                                                                           191,329
                                                                                                         ---------
                                      TOTAL PUBLICLY TRADED BONDS
                                                  (Cost $755,860)                           (89.57%)       761,404
                                                                                            ------       ---------
SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (8.82%)
  Investment in a joint repurchase agreement transaction
    with UBS Securities, Inc.,  Dated 08-31-95, Due 09-01-95
    (Secured by U.S. Treasury Bill, 5.54% due 05-30-96,
    U.S. Treasury Bonds 12.50% thru 14.00%
    due 11-15-10 thru 08-15-14, and U.S.
    Treasury Notes, 4.375% thru 7.25%
    due 08-15-96 thru 12-31-98) - Note A.........................      5.800       --          $ 75         75,000
                                                                                                         ---------
CORPORATE SAVINGS ACCOUNT (0.09%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 3.00%...........................................                                              739
                                                                                                         ---------
                                     TOTAL SHORT-TERM INVESTMENTS                           ( 8.91%)        75,739
                                                                                            ------       ---------
                                                TOTAL INVESTMENTS                           (98.48%)     $ 837,143
                                                                                            ======       =========

NOTES TO THE SCHEDULE OF INVESTMENTS
(R) These securites are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securites amounted to $48,157 as of August 31, 1995. See note A of the Notes to Financial Statements for valuation policy.
 * Credit ratings are rated by Moody's Investor Services or John Hancock Advisers, Inc. where Standard and Poors ratings are not available.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.



                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       32

                              FINANCIAL STATEMENTS

       John Hancock Funds - Institutional Series Trust -- Global Bond Fund

SCHEDULE OF INVESTMENTS
August 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY GLOBAL BOND FUND ON AUGUST 31, 1995. IT'S DIVIDED INTO TWO MAIN CATEGORIES: BONDS AND SHORT-TERM INVESTMENTS. THE BONDS ARE FURTHER BROKEN DOWN BY CURRENCY DENOMINATION.

                                                                                     PAR VALUE
                                                                         INTEREST     (000'S        MARKET
ISSUER                                                                     RATE      OMITTED)#      VALUE
------                                                                     ----      ---------      -----
BONDS
AUSTRALIA (4.38%)
  Commonwealth of
   Australia, 7-15-05................................................     7.500%           11      $  7,477
                                                                                                   --------
CANADA (4.14%)
  Government of Canada, 12-01-05.....................................     8.750             9         7,070
                                                                                                   --------
DENMARK (3.85%)
  Kingdom of Denmark, 12-15-04.......................................     7.000            40         6,569
                                                                                                   --------
FRANCE(7.87%)
  Government of France, 10-25-05.....................................     7.750            66        13,433
                                                                                                   --------
GERMANY (8.08%)
  Federal Republic of
   Germany, 5-12-05..................................................     6.875            20        13,781
                                                                                                   --------
GREAT BRITAIN (8.41%)
  United Kingdom Treasury Bonds,
   12-07-05..........................................................     8.500             9        14,341
                                                                                                   --------
ITALY (3.40%)
  Republic of Italy, 04-01-05........................................    10.500        10,000         5,809
                                                                                                   --------
SPAIN (1.76%)
  Government of Spain, 02-28-05......................................    10.000           400         3,004
                                                                                                   --------
SWEDEN (2.03%)
  Swedish Export Credit, 06-05-01....................................     6.500            30         3,469
                                                                                                   --------
UNITED STATES (35.03%)
  United States Treasury
   Notes, 05-15-05...................................................     6.500            59        59,747
                                                                                                   --------
                                                          TOTAL BONDS
                                                      (Cost $136,063)                 (78.95%)      134,700
                                                                                      ------       --------
SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (18.76%)
  Investment in a joint repurchase
   agreement transaction with UBS
   Securities Inc. - Dated 08-31-95,
   Due 09-01-95 (secured by U.S.
   Treasury Bill, 5.54% Due 05-30-96,
   and by U.S. Treasury Note, 5.625%
   Due 01-31-98) Note A..............................................     5.800%       $   32      $ 32,000
                                                                                                   --------
                                         TOTAL SHORT-TERM INVESTMENTS
                                                       (Cost $32,000)                 (18.76%)       32,000
                                                                                      ------       --------

                                                    TOTAL INVESTMENTS                 (97.71%)     $166,700
                                                                                      ======       ========


# Par value of foreign bonds are expressed in local currency.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       33

                              FINANCIAL STATEMENTS

       John Hancock Funds - Institutional Series Trust -- Global Bond Fund

PORTFOLIO CONCENTRATION (Unaudited)
--------------------------------------------------------------------------------

THE FUND PRIMARILY INVESTS IN BONDS ISSUED BY COMPANIES AND GOVERNMENTS OF OTHER COUNTRIES. THE PERFORMANCE OF THE FUND IS CLOSELY TIED TO THE ECONOMIC CONDITIONS WITHIN THE COUNTRIES IN WHICH IT INVESTS. THE CONCENTRATION OF INVESTMENT BY COUNTRY OF DENOMINATION FOR INDIVIDUAL SECURITIES HELD BY THE FUND IS SHOWN IN THE SCHEDULE OF INVESTMENTS. IN ADDITION, THE CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS INDUSTRY GROUPS. THE TABLE BELOW SHOWS THE PERCENTAGES OF THE FUND'S INVESTMENTS AT AUGUST 31, 1995 ASSIGNED TO THE VARIOUS INVESTMENT CATEGORIES.

                                                            MARKET VALUE OF SECURITIES
INVESTMENT CATEGORIES                                          AS A % OF NET ASSETS
---------------------                                          --------------------
Banking .................................................              2.03%
Governmental - Foreign ..................................             41.90
Governmental - United States ............................             35.02
Short-term Investments ..................................             18.76
                                                                      -----
                                        TOTAL INVESTMENTS             97.71%
                                                                      =====


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       34

                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Multi-Sector Growth Fund

SCHEDULE OF INVESTMENTS
August 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE MULTI-SECTOR GROWTH FUND ON AUGUST 31, 1995. IT'S DIVIDED INTO TWO MAIN
CATEGORIES: COMMON STOCKS AND SHORT-TERM INVESTMENTS. COMMON STOCKS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUNDS'S "CASH" POSITION ARE LISTED LAST.


                                                                      NUMBER OF       MARKET
ISSUER, DESCRIPTION                                                    SHARES         VALUE
-------------------                                                    ------         -----
COMMON STOCKS
BROADCASTING (10.13%)
  Capital Cities/ABC Inc...........................................       500        $ 57,500
  Infinity Broadcasting Corp. (Class A)*...........................     4,500         161,432
  Lin Television Corp.*............................................     3,000         109,500
  New World Communications Group, Inc.*............................     1,000          23,250
  Renaissance Communications Corp.*................................     2,500          92,500
                                                                                     --------
                                                                                      444,182
                                                                                     --------
COMPUTERS (18.62%)
  BMC Software, Inc.*..............................................     4,000         170,500
  Computer Associates International, Inc...........................     2,000         139,000
  Discreet Logic, Inc. (Canada)*...................................       500          20,250
  Microsoft Corp.*.................................................     1,000          92,500
  Seagate Technology, Inc.*........................................     4,500         199,125
  3Com Corp.*......................................................     5,000         195,000
                                                                                     --------
                                                                                      816,375
                                                                                     --------
DIVERSIFIED OPERATIONS (4.28%)
  CUC International Inc.*..........................................     5,500         187,688
                                                                                     --------
ELECTRICAL (4.74%)
  Integrated Device Technology, Inc.*..............................     1,500          86,438
  Linear Technology Corp...........................................     1,500         121,500
                                                                                     --------
                                                                                      207,938
                                                                                     --------
ELECTRONICS (7.40%)
  Hadco Corp.*.....................................................     1,500          42,188
  Helix Technology Corp............................................     2,500         127,266
  SCI Systems, Inc.*...............................................     5,000         155,000
                                                                                     --------
                                                                                      324,454
                                                                                     --------
HEALTHCARE (2.17%)
  American Oncology Resources, Inc.*...............................       500          18,875
  HealthCare COMPARE Corp.*........................................     1,000          37,625
  Rotech Medical Corp.*............................................       700          18,025
  Vencor, Inc.*....................................................       700          20,738
                                                                                     --------
                                                                                       95,263
                                                                                     --------
LEISURE & RECREATION (3.20%)
  Walt Disney Co., (The)...........................................     2,500         140,313
                                                                                     --------

MEDICAL (7.60%)
  Boston Scientific Corp.*.........................................     5,000         198,750
  Community Health Systems, Inc.*..................................     3,500         134,750
                                                                                     --------
                                                                                      333,500
                                                                                     --------
METALS (8.49%)
  Asarco, Inc......................................................     2,500        $ 80,938
  Hemlo Gold Mines, Inc. (Canada)..................................     2,600          24,700
  Kinross Gold Corp. (Canada)*.....................................    10,000          81,892
  Placer Dome, Inc. (Canada).......................................     3,000          78,375
  Prime Resource Group, Inc. (Canada)*.............................     8,000          64,024
  Santa Fe Pacific Gold Corp.......................................     3,500          42,438
                                                                                     --------
                                                                                      372,367
                                                                                     --------
OIL & GAS (13.17%)
  Benton Oil & Gas Co.*............................................     4,600          47,725
  Falcon Drilling Co.*.............................................     5,600          64,400
  Nabors Industries, Inc.*.........................................     8,000          74,000
  Petroleum Geo-Services AS,
   American Depositary Receipts (Norway)*..........................     1,500          38,438
  Pride Petroleum Services, Inc.*..................................     8,000          71,000
  Reading & Bates Corp.*...........................................    11,000         133,375
  Triton Energy Corp.*.............................................     2,800         148,400
                                                                                     --------
                                                                                      577,338
                                                                                     --------
POLLUTION CONTROL (1.74%)
  Tetra Technologies, Inc.*........................................     5,500          76,313
                                                                                     --------
PUBLISHING (0.56%)
  Houghton Mifflin Co..............................................       500          24,438
                                                                                     --------
TELECOMMUNICATIONS (9.12%)
  America Online, Inc.*............................................     3,000         197,625
  Cascade Communications Corp.*....................................     2,000          91,000
  U.S. Order, Inc.*................................................     5,000         111,250
                                                                                     --------
                                                                                      399,875
                                                                                     --------


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       35

                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Multi-Sector Growth Fund

                                                                       NUMBER OF        MARKET
ISSUER, DESCRIPTION                                                     SHARES          VALUE
-------------------                                                     ------          -----
TEXTILE - APPAREL MANUFACTURING (1.53%)
  Tommy Hilfiger Corp.*.............................................     2,000        $   67,000
                                                                                      ----------
                                                 TOTAL COMMON STOCKS
                                                   (Cost $3,788,635)   (92.75%)        4,067,044
                                                                       ------         ----------

                                                        INTEREST      PAR VALUE
                                                          RATE     (000'S OMITTED)
                                                          ----     ---------------
SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (6.34%)
  Investment in a joint repurchase agreement
    transaction with UBS Securities Inc., Dated
    8-31-95, due 09-01-95 (secured by U.S.
    Treasury Bill, 5.54% due 05-30-96, U.S.
    Treasury Bonds 12.50% thru 14.00% due
    11-15-10 thru 08-15-14, and U.S. Treasury
    Notes, 4.375% thru 7.25% due 08-15-96 thru
    12-31-98) Note A...............................       5.80%          $278            278,000
                                                                                      ----------

CORPORATE SAVINGS ACCOUNT (0.01%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 3.00% ............................                                          451
                                                                                      ----------
                       TOTAL SHORT-TERM INVESTMENTS                    ( 6.35%)          278,451
                                                                       ------         ----------
                                  TOTAL INVESTMENTS                    (99.10%)       $4,345,495
                                                                       ======         ==========

* Non-income producing security.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


PORTFOLIO CONCENTRATION
--------------------------------------------------------------------------------
THE MULTI-SECTOR GROWTH FUND INVESTS PRIMARILY IN SECURITIES ISSUED IN THE UNITED STATES OF AMERICA. THE PERFORMANCE OF THE FUND IS CLOSELY TIED TO THE ECONOMIC AND FINANCIAL CONDITIONS WITHIN THE COUNTRIES IN WHICH IT INVESTS. THE CONCENTRATION OF INVESTMENTS BY INDUSTRY CATEGORY FOR INDIVIDUAL SECURITIES HELD BY THE FUND IS SHOWN IN THE SCHEDULE OF INVESTMENTS. IN ADDITION, CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS COUNTRIES. THE TABLE BELOW SHOWS THE PERCENTAGES OF THE FUND'S INVESTMENTS AT AUGUST 31, 1995 ASSIGNED TO VARIOUS COUNTRY CATEGORIES.

                                                              MARKET VALUE AS A
                                                                PERCENTAGE OF
COUNTRY DIVERSIFICATION                                       FUND'S NET ASSETS
-----------------------                                       -----------------
Canada......................................................          6.14%
Norway......................................................          0.88
United States...............................................         92.08
                                                                     -----
                                           TOTAL INVESTMENTS         99.10%
                                                                     =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       36

                              FINANCIAL STATEMENTS

    John Hancock Funds - Institutional Series Trust -- Fundamental Value Fund

SCHEDULE OF INVESTMENTS
August 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE FUNDAMENTAL VALUE FUND ON AUGUST 31, 1995. IT'S DIVIDED INTO TWO MAIN
CATEGORIES: COMMON STOCKS AND SHORT-TERM INVESTMENTS. COMMON STOCKS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION ARE LISTED LAST.

                                                                          MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES       VALUE
-------------------                                ----------------       -----
COMMON STOCKS
AIRCRAFT (5.75%)
  Boeing Co. (The) ..............................         400           $  25,500
  Thiokol Corp...................................       1,900              66,263
                                                                        ---------
                                                                           91,763
                                                                        ---------
BEVERAGES (4.37%)
  Coors (Adolph) Co..............................       4,100              69,700
                                                                        ---------
DIVERSIFIED OPERATIONS (8.90%)
  Hanson PLC, American Depository Receipts.......       4,000              68,500
  Tejon Ranch....................................       5,200              73,450
                                                                        ---------
                                                                          141,950
                                                                        ---------
FOODS (9.42%)
  Archer-Daniels-Midland Co. ....................       4,515              75,062
  Dole Food Co...................................       2,300              75,325
                                                                        ---------
                                                                          150,387
                                                                        ---------
LEISURE & RECREATION (9.54%)
  Outboard Marine Corp...........................       3,600              76,950
  Russ Berrie & Co. Inc..........................       5,200              75,400
                                                                        ---------
                                                                          152,350
                                                                        ---------
Machinery (2.07%)
  Harnischfeger Industries, Inc..................         900              33,075
                                                                        ---------
OIL & GAS (9.42%)
  Daniel Industries, Inc.........................       4,800              73,800
  Parker Drilling Co.*...........................      13,600              76,500
                                                                        ---------
                                                                          150,300
                                                                        ---------
PAPER (5.01%)
  Crown Vantage, Inc.*...........................         130               3,152
  Glatfelter (P.H.) Co...........................       1,400              31,500
  James River Corporation of Virginia............       1,300              45,175
                                                                        ---------
                                                                           79,827
                                                                        ---------
POLLUTION CONTROL (4.21%)
  Calgon Carbon Corp.............................       5,900              67,112
                                                                        ---------
PUBLISHING (2.50%)
  Times Mirror Co. (The) Class A.................       1,300              39,813
                                                                        ---------
RETAIL (7.63%)
  Great Atlantic & Pacific Tea Co., Inc. (The)...       2,600              73,775
  Ross Stores, Inc...............................       3,000              48,000
                                                                        ---------
                                                                          121,775
                                                                        ---------
SHOES (4.57%)
  Brown Group, Inc...............................       4,000           $  73,000
                                                                        ---------
TEXTILE (5.88%)
  Delta Woodside Industries, Inc.................       2,900              24,287
  Garan Inc......................................       4,000              69,500
                                                                        ---------
                                                                           93,787
                                                                        ---------
TRANSPORTATION - SHIP (4.32%)
  Overseas Shipholding Group, Inc................       3,300              68,888
                                                                        ---------
UTILITY - ELECTRIC POWER (5.07%)
  Destec Energy, Inc.............................       5,100              80,962
                                                                        ---------
                              TOTAL COMMON STOCKS
                                (Cost $1,350,797)     (88.66%)          1,414,689
                                                      ------            ---------


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       37

                              Financial Statements

    John Hancock Funds - Institutional Series Trust -- Fundamental Value Fund

                                           INTEREST       PAR VALUE
ISSUER, DESCRIPTION                          RATE      (000'S OMITTED)   MARKET VALUE
-------------------                          ----      ---------------   ------------
SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (12.35%)
  Investment in a joint repurchase
    agreement transaction with UBS
    Securities Inc., Dated 8-31-95,
    due 09-01-95 (secured by U.S.
    Treasury Bill, 5.54% due 05-30-96,
    U.S. Treasury Bonds 12.50% thru
    14.00% due 11-15-10 thru 8-15-14,
    and U.S. Treasury Notes, 4.375%
    thru 7.25% due 8-15-96 thru
    12-31-98) Note A.....................    5.80%          $197         $  197,000
                                                                         ----------
CORPORATE SAVINGS ACCOUNT (0.02%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 3.00%  ..................                                       410
                                                                         ----------
             TOTAL SHORT-TERM INVESTMENTS               ( 12.37%)           197,410
                                                        -------          ----------
                        TOTAL INVESTMENTS               (101.03%)        $1,612,099
                                                        =======          ==========

* Non-income producing security
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       38

                              Financial Statements

  John Hancock Funds - Institutional Series Trust -- International Equity Fund

SCHEDULE OF INVESTMENTS
August 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE INTERNATIONAL EQUITY FUND ON AUGUST 31, 1995. IT'S DIVIDED INTO TWO MAIN
CATEGORIES: COMMON STOCKS AND SHORT-TERM INVESTMENTS. COMMON STOCKS ARE FURTHER BROKEN DOWN BY COUNTRY. UNDER EACH COUNTRY HEADING IS A LIST OF THE SECURITIES OWNED BY THE FUND. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

                                                          NUMBER OF       MARKET
ISSUER, DESCRIPTION                                        SHARES         VALUE
-------------------                                        ------         -----
COMMON STOCKS Australia (8.54%)
  Broken Hill Proprietary Co., Ltd.
   (Diversified Operations).............................    1,210       $  17,557
  BTR Nylex Ltd. (Diversified Operations)...............    7,700          20,493
  News Corp. Ltd. (The) (Publishing)....................    3,100          17,806
  Western Mining Corp. Holdings Ltd.
   (Metal Processing & Products)........................    2,600          17,475
                                                                        ---------
                                                                           73,331
                                                                        ---------
CHILE (2.52%)
  Santa Isabel S.A., American Depositary
   Receipts (ADR) (Retail)*.............................    1,000          21,625
                                                                        ---------
DENMARK (1.83%)
  Tele Danmark AS (Telecommunications)..................      300          15,748
                                                                        ---------
FRANCE (4.33%)
  Banque Nationale de Paris (Banks).....................      280          11,487
  LVMH Moet Henessey Louis Vuitton (Beverages)..........       75          13,496
  Renault SA (Automobile/Trucks)........................      430          12,169
                                                                        ---------
                                                                           37,152
                                                                        ---------
GERMANY (3.72%)
  Bayerische Motoren Werke AG
   (Automobile/Trucks)..................................       29          16,145
  Mannesmann AG (Diversified Operations)................       50          15,782
                                                                        ---------
                                                                           31,927
                                                                        ---------
HONG KONG (7.86%)
  CITIC Pacific Ltd. (Diversified Operations)...........    6,000          17,091
  HSBC Holdings Ltd. (Banks)............................    1,200          16,122
  Hutchison Whampoa Ltd.
   (Diversified Operations).............................    4,000          19,274
  Swire Pacific Ltd. (Diversified Operations)...........    2,000          14,985
                                                                        ---------
                                                                           67,472
                                                                        ---------
JAPAN (15.60%)
  Daido Steel Co., Ltd. (Steel).........................    3,000          15,189
  Denki Kagaku Kogyo K.K. (Chemicals)*..................    4,000          13,624
  Fujisawa Pharmaceutical Co., Ltd. (Drugs).............    1,000          10,024
  Jusco Co., Ltd. (Retail)..............................    1,000          22,399
  Matsushita Electric Industrial Co.,
   Ltd. (Electronics)...................................    1,000          15,649
  NKK Corp. (Steel)*....................................    6,000          14,728
  Seino Transportation Co., Ltd. (Transportation).......    1,000          16,672
  Sumitomo Osaka Cement Co., Ltd.
   (Building Products)..................................    3,000          12,059
  Sumitomo Trust & Banking Co., Ltd.
   (The) (Banks)........................................    1,000       $  13,603
                                                                        ---------
                                                                          133,947
                                                                        ---------
MALAYSIA (2.72%)
  Aokam Perdana Berhad (Building Products)..............    3,000           7,335
  Land & General Berhad
   (Diversified Operations).............................    5,000          16,032
                                                                        ---------
                                                                           23,367
                                                                        ---------
MEXICO (1.91%)
  Telefonos de Mexico S.A. de C.V. (ADR)
   (Telecommunications).................................      500          16,375
                                                                        ---------
NETHERLANDS (3.60%)
  Koninklijke P.T.T. Nederland
   (Telecommunications).................................      425          14,653
  Polygram N.V. (Audio/Video)...........................      265          16,227
                                                                        ---------
                                                                           30,880
                                                                        ---------
NEW ZEALAND (1.67%)
  Carter Holt Harvey Ltd. (Paper).......................    6,300          14,341
                                                                        ---------
NORWAY (3.57%)
  Den Norske Bank AS (Banks)............................    5,500          14,315
  Orkla AS (Diversified Operations).....................      350          16,364
                                                                        ---------
                                                                           30,679

                                                                        ---------
PHILIPPINES (1.74%)
  San Miguel Corp. (Beverages)..........................    4,290          14,979
                                                                        ---------
SINGAPORE (6.52%)
  Fraser & Neave Ltd. (Diversified Operations)..........    2,000          22,657
  Jardine Matheson Holdings Ltd.
   (Diversified Operations).............................    2,400          17,280
  Keppel Corp. (Diversified Operations).................    2,000          16,043
                                                                        ---------
                                                                           55,980
                                                                        ---------



                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       39

                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- International Equity Fund

                                                          NUMBER OF       MARKET
ISSUER, DESCRIPTION                                        SHARES         VALUE
-------------------                                        ------         -----
SPAIN (1.83%)
  Repsol SA (Oil & Gas).................................     500        $  15,687
                                                                        ---------
SWEDEN (4.24%)
  Investor AB (Diversified Operations)..................     550           16,734
  Telefonaktiebolaget (LM) Ericsson
   (Telecommunications).................................     920           19,669
                                                                        ---------
                                                                           36,403
                                                                        ---------
SWITZERLAND (5.50%)
  BBC Brown Boveri AG (Engineering).....................      80           16,465
  Ciba-Geigy AG (Drugs).................................      22           15,573
  Nestle S.A. (Food)....................................      15           15,174
                                                                        ---------
                                                                           47,212
                                                                        ---------
UNITED KINGDOM (7.85%)
  Carlton Communications PLC
   (Broadcasting).......................................   1,000           16,142
  Glaxo Welcome PLC (Drugs).............................   1,200           14,243
  Reed International PLC (Publishing)...................   1,170           17,760
  Thorn EMI PLC (Leisure & Recreation)..................     840           19,263
                                                                        ---------
                                                                           67,408
                                                                        ---------
                                     TOTAL COMMON STOCKS
                                         (Cost $712,357)  (85.55%)        734,513
                                                          ------        ---------


                                           INTEREST      PAR VALUE
                                             RATE     (000'S OMITTED)   MARKET VALUE
                                             ----     ---------------   ------------

SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (10.95%)
  Investment in a joint repurchase
   agreement transaction with UBS
   Securities Inc. - Dated 08-31-95,
   Due 09-01-95 (secured by U.S.
   Treasury Bill, 5.54% Due 05-30-96
   and by U.S. Treasury Note, 5.625%
   Due 01-31-98) Note A..................    5.80%           $94           94,000
                                                                        ---------
             TOTAL SHORT-TERM INVESTMENTS                 (10.95%)         94,000
                                                          ------        ---------
                        TOTAL INVESTMENTS                 (96.50%)      $ 828,513
                                                          ======        =========

*Non-income producing security.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
THE FUND PRIMARILY INVESTS IN SECURITIES ISSUED BY COMPANIES OF OTHER COUNTRIES. THE PERFORMANCE OF THE FUND IS CLOSELY TIED TO THE ECONOMIC CONDITIONS WITHIN THE COUNTRIES IT INVESTS. THE CONCENTRATION OF INVESTMENTS BY COUNTRY FOR INDIVIDUAL SECURITIES HELD BY THE FUND IS SHOWN IN THE SCHEDULE OF INVESTMENTS. IN ADDITION, THE CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS INDUSTRY GROUPS. THE TABLE BELOW SHOWS THE PERCENTAGES OF THE FUND'S INVESTMENTS AT AUGUST 31, 1995 ASSIGNED TO THE VARIOUS INVESTMENT CATEGORIES.

                                                              MARKET VALUE OF
                                                             SECURITIES AS A %
INVESTMENT CATEGORIES                                          OF NET ASSETS
---------------------                                          -------------
Audio/Video................................................         1.89%
Automobile/Trucks..........................................         3.30
Banks......................................................         6.47
Beverages..................................................         3.32
Broadcasting...............................................         1.88
Building Products..........................................         2.26
Chemicals..................................................         1.59
Diversified Operations.....................................        24.49
Drugs......................................................         4.64
Electronics................................................         1.82
Engineering................................................         1.92
Food.......................................................         1.77
Leisure & Recreation.......................................         2.24
Metal Processing & Products................................         2.03
Oil & Gas..................................................         1.83
Paper......................................................         1.67
Publishing.................................................         4.14
Retail.....................................................         5.13
Steel......................................................         3.48
Telecommunications.........................................         7.74
Transportation.............................................         1.94
Short-Term Investments.....................................        10.95
                                                                   -----
                                          TOTAL INVESTMENTS        96.50%
                                                                   =====


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       40

                          NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

(UNAUDITED)
NOTE A  --
ACCOUNTING POLICIES

John Hancock Dividend Performers Fund ("Dividend Performers Fund"), John Hancock Active Bond Fund ("Active Bond Fund"), John Hancock Global Bond Fund ("Global Bond Fund"), John Hancock Multi-Sector Growth Fund ("Multi-Sector Growth Fund"), John Hancock Fundamental Value Fund ("Fundamental Value Fund") and John Hancock International Equity Fund ("International Equity Fund"), (each, a "Fund" and collectively, the "Funds"), are separate portfolios of John Hancock Institutional Series Trust (the "Trust"), an open-end management investment company, registered under the Investment Company Act of 1940. Prior to September 12, 1995, Dividend Performers Fund was known as John Hancock Berkeley Dividend Performers Fund, Active Bond Fund was known as John Hancock Berkeley Bond Fund, Global Bond Fund was known as John Hancock Berkeley Global Bond Fund, Multi-Sector Growth Fund was known as John Hancock Berkeley Sector Opportunity Fund, Fundamental Value Fund was known as John Hancock Berkeley Fundamental Value Fund and International Equity Fund was known as John Hancock Berkeley Overseas Growth Fund. The Trust, organized as a Massachusetts business trust in 1994, consists of eleven series portfolios: the Funds, John Hancock Independence Balanced Fund, John Hancock Independence Diversified Core Equity Fund II, John Hancock Independence Growth Fund, John Hancock Independence Medium Capitalization Fund and John Hancock Independence Value Fund. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within their respective Fund. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

   Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in the Funds portfolios are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. They will not be subject to federal income tax on taxable earnings which are distributed to shareholders. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are gains and losses for accounting purposes.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Funds record all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such

                         NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust


distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Funds have been capitalized and will be charged to the Funds operations ratably over a five-year period that will begin with the commencement of investment operations of the Funds.

   In the event that any of the initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of the then unamortized organization expense in the same proportion as the number of the initial shares redeemed bears to the number of the initial shares outstanding at the time of such redemption.

DISCOUNT ON SECURITIES The Funds accrete discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/loss on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Funds record realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.


   Open foreign currency forward sell contracts at August 31, 1995 for Global Bond Fund were as follows:

                      PRINCIPAL AMOUNT          EXPIRATION          UNREALIZED
CURRENCY:            COVERED BY CONTRACT          MONTH            DEPRECIATION
--------             -------------------        ----------         ------------
GERMAN MARK               29,454.000              OCT 95              ($113)
                                                                      =====

   There were no open forward currency exchange contracts at August 31, 1995 for all other Funds.

                         NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust


NOTE B  --
MANAGEMENT FEE, AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, each Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis as follows:

        FUND                                          RATE
        ----                                          ----
Dividend Performers Fund     .60% of average daily net assets up to $500 million
                             .55% of such assets in excess of $500 million
Active Bond Fund             .50% of average daily net assets up to $1.5 billion
                             .45% of such assets in excess of $1.5 billion
Global Bond Fund             .75% of average daily net assets up to $250 million
                             .70% of such assets in excess of $250 million
Multi-Sector Growth Fund     .80% of average daily net assets up to $500 million
                             .75% of such assets in excess of $500 million
Fundamental Value Fund       .70% of average daily net assets up to $500 million
                             .65% of such assets in excess of $500 million
International Equity Fund    .90% of average daily net assets up to $500 million
                             (.95% prior to September 12, 1995)
                             .65% of such assets in excess of $500 million

   In the event normal operating expenses of the Funds, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Funds are registered to sell shares of beneficial interest, the fees payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net assets, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

   As of August 31, 1995, the Adviser agreed to limit the Funds expenses, including the management fee, to the extent required to prevent expenses from exceeding: 0.80% of Dividend Performers Fund's average daily net assets, 0.70% of Active Bond Fund's average daily net assets, 1.10% of Global Bond Fund's average daily net assets, 1.00% of Multi-Sector Growth Fund's average daily net assets, 0.95% of Fundamental Value Fund's average daily net assets and 1.15% of International Equity Fund's average daily net assets. The Adviser reserves the right to terminate this limitation in the future. Accordingly, for the period ended August 31, 1995, the reduction in the Fund's expenses collectively with any additional amounts not borne by the Funds by virtue of the expense limit amounted to $27,534 for Dividend Performers Fund, $24,555 for Active Bond Fund, $22,630 for Global Bond Fund, $28,098 for Multi-Sector Growth Fund, $23,632 for Fundamental Value Fund and $24,395 for International Equity Fund.

   Effective September 12, 1995, the Adviser plans to limit the Funds expenses further to the extent required to prevent expenses from exceeding: 0.70% of Dividend Performers Fund's average daily net assets, 0.60% of Active Bond Fund's average daily net assets, 0.85% of Global Bond Fund's average daily net assets, 0.90% of Multi-Sector Growth Fund's average daily net assets, 0.80% of Fundamental Value Fund's average daily net assets and 1.00% of International Equity Fund's average daily net assets. The Adviser reserves the right to terminate this limitation in the future.

   SAMCorp serves as subadviser to Dividend Performers Fund pursuant to a subadvisory agreement with that Fund and the Adviser. SAMCorp was organized in 1992 and is a wholly-owned subsidiary of The Berkeley Financial Group. The Adviser pays SAMCorp a monthly management fee, equivalent on an annual basis, to the sum of (a) .20% of the advisory fee payable on the Fund's average daily net assets up to $100 million and (b) .55% of the advisory fee payable on the Fund's assets exceeding $100 million.

   NM Capital serves as subadviser to Fundamental Value Fund pursuant to a subadvisory agreement with that Fund and the Adviser. NM Capital was organized in 1977 and is a wholly-owned subsidiary of The Berkeley Financial Group. The Adviser pays NM Capital a monthly management fee, equivalent on an annual basis, to the sum of (a) .20% of the advisory fee payable on the Fund's average daily net assets up to $100 million and (b) .55% of the advisory fee payable on the Fund's assets exceeding $100 million.

   John Hancock Advisers International, Ltd. serves as subadviser to International Equity Fund pursuant to a subadvisory agreement with that Fund and the Adviser. Formed in 1987, it is a wholly-owned sub-

                         NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust


sidiary of the Adviser. The Adviser pays John Hancock Advisers International, Ltd. a monthly management fee, equivalent on an annual basis, to the sum of (a)
 .70% of the advisory fee payable on the Fund's average daily net assets up to $500 million and (b) .90% of the advisory fee payable on the Fund's assets exceeding $500 million.

   The Funds are not responsible for payment of these subadvisory fees.

   The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended August 31, 1995, all sales of shares of beneficial interest were sold at net asset value. The Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Fund which have not been herein specifically allocated to the Trust.

   The Funds have a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Each fund pays Investor Services an annual fee accrued daily of 0.05% of its average daily net assets, plus certain out-of-pocket expenses.

   Messrs. Edward J. Boudreau, Jr., Richard S. Scipione and Thomas W.L. Cameron are directors and/or officers of the Adviser, and/or its affiliates as well as Trustees of the Fund. The Adviser and other subsidiaries of John Hancock Mutual Life Insurance Company owned, as of August 31, 1995, the following shares of beneficial interest: 6 shares of Dividend Performers Fund, 6 shares of Active Bond Fund, 6 shares of Global Bond Fund, 5 shares of Multi-Sector Growth Fund, 6 shares of Fundamental Value Fund and 6 shares of International Equity Fund, respectively. The compensation of unaffiliated Trustees is borne by the Funds.

NOTE C  --
INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short term obligations, for the period ended August 31, 1995 were as follows:

                                                     PURCHASES       SALES
                                                     ---------       -----
Dividend Performers Fund
  U.S. Government Securities......................   $ 302,641           None
  Other Investments...............................   2,848,566     $1,195,677
Active Bond Fund..................................
  U.S. Government Securities......................     162,770         91,228
  Other Investments...............................     734,032         49,297
Global Bond Fund..................................     136,033           None
Multi-Sector Growth Fund..........................   4,675,235        852,103
Fundamental Value Fund............................   1,351,759          1,054
International Equity Fund.........................     757,282         47,259

   At August 31, 1995, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                                                          NET UNREALIZED
                        AGGREGATE   GROSS UNREALIZED   GROSS UNREALIZED   APPRECIATION/
                           COST       APPRECIATION       DEPRECIATION     (DEPRECIATION)
                           ----       ------------       ------------     --------------
Dividend
  Performers Fund....  $1,987,722       $121,801           ($24,848)         $ 96,953
Active Bond Fund.....     830,860          6,401               (857)            5,544
Global Bond Fund.....     168,063            856             (2,219)           (1,363)
Multi-Sector
  Growth Fund........   4,066,635        318,315            (39,906)          278,409
Fundamental
  Value Fund.........   1,547,797         99,596            (35,704)           63,892
International
  Equity Fund........     806,357         54,054            (31,898)           22,156

                 John Hancock Funds - Institutional Series Trust

DIVIDEND INCREASES (Unaudited)
Listed below are the most recent dividend increases for the common stocks held in the Dividend Performers Fund as of August 31, 1995.
--------------------------------------------------------------------------------

                                                                  PERCENT OF
COMPANY                                                        DIVIDEND INCREASE
-------                                                        -----------------
Abbott Laboratories..........................................         10.5%
Air Products &Chemicals, Inc. ...............................          6.1
Alco Standard ...............................................          4.0
ALLTEL Corp. ................................................          9.1
AMP, Inc.....................................................          9.5
Anheuser Busch...............................................         10.0
Automatic Data Processing, Inc...............................         16.7
Bell Atlantic Corp...........................................          1.4
Campbell Soup, Co. ..........................................         10.7
Chubb Corp. .................................................          6.5
Corning, Inc. ...............................................          5.9
CPC International............................................          5.6
E. I. DuPont De Nemours & Co., Inc. .........................         10.6
Emerson Electric Co. ........................................         10.3
Exxon Corp. .................................................          4.2
Frontier Corp. ..............................................          2.5
General Electric Co. ........................................         13.9
General Motors Corp., CI E...................................          8.3
GTECorp......................................................          3.3
Interpublic Group............................................         10.7
Johnson & Johnson............................................         13.8
Legget & Platt, Inc..........................................         12.5
May Department Stores........................................          9.6
Merck........................................................         13.3
Minnesota Mining & Manufacturing.............................          6.8
National Fuel Gas............................................          2.5
NationsBank Corp. ...........................................          8.7
Nucor Corp...................................................         55.6
Pep Boys (The)...............................................         11.8
PepsiCo Inc. ................................................         11.1
Pfizer, Inc..................................................         10.6
Phillip Morris...............................................         19.6
PPGIndustries................................................          3.4
Procter & Gamble.............................................         14.3
Reliastar Financial..........................................         11.1
Sara Lee Corp. ..............................................          6.3
Sonoco Products..............................................         18.2
Sysco........................................................         22.2
Union Electric Co............................................          2.5
V F Corp. ...................................................          6.3
W. W. Grainger, Inc..........................................         15.0
Wal-Mart.....................................................         17.6
WMX Technologies, Inc........................................         15.4
                                                                     -----
The average dividend increase for this group was                      10.9%
                                                                     =====

                                      NOTES

                 John Hancock Funds - Institutional Series Trust

                                      NOTES

                 John Hancock Funds - Institutional Series Trust

[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
A GLOBAL INVESTMENT MANAGEMENT FIRM                              U.S. Postage
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                                                                Permit No. 582




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--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock Institutional Series Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies. CPrinted on Recycled Paper


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                                                                 JHD KB0SA 8/95